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                                                                   EXHIBIT 10(i)

                                 BIG LOTS, INC.
                             SAVINGS PLAN AND TRUST

                              AMENDED AND RESTATED

                                    EFFECTIVE

                                 JANUARY 1, 1999

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                                 BIG LOTS, INC.
                             SAVINGS PLAN AND TRUST

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Introduction                                                                                        6

Section I - Definitions

1.01     Actual Contribution Percentage                                                             7
1.02     Actual Deferral Percentage                                                                 7
1.03     Affiliate                                                                                  7
1.04     Annual Additions                                                                           7
1.05     Associate                                                                                  7
1.06     Beneficiary                                                                                8
1.07     Board                                                                                      8
1.08     Break in Service                                                                           8
1.09     Code                                                                                       8
1.10     Committee                                                                                  8
1.11     Company                                                                                    8
1.12     Company Profit Sharing Contribution Account                                                8
1.13     Company Profit Sharing Contributions                                                       9
1.14     Compensation                                                                               9
1.15     Contributing Participant                                                                   9
1.16     Defined Benefit Plan                                                                       9
1.17     Defined Contribution Plan                                                                  9
1.18     Disability                                                                                 9
1.19     Early Retirement Date                                                                     10
1.20     Effective Date                                                                            10
1.21     Eligibility Computation Period                                                            10
1.22     Employer                                                                                  10
1.23     Entry Date                                                                                10
1.24     Fiduciary                                                                                 10
1.25     Former Participant                                                                        10
1.26     Fund                                                                                      11
1.27     Highly Compensated Employee                                                               12
1.28     Hour of Service                                                                           12
1.29     Income                                                                                    12
1.30     Individual Account                                                                        12
1.31     Investment Fund                                                                           13
1.32     Investment Manager                                                                        13
1.33     Key Employee                                                                              14
1.34     Limitation Year                                                                           14
1.35     Matching Contribution Account                                                             14
1.36     Matching Contributions                                                                    14
1.37     Normal Retirement Age                                                                     14
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1.38     Normal Retirement Date                                                                    14
1.39     Participant                                                                               14
1.40     Plan Year                                                                                 14
1.41     Rollover Account                                                                          14
1.42     Rollover Contributions                                                                    14
1.43     Salary Deferral                                                                           14
1.44     Salary Deferral Account                                                                   14
1.45     Termination of Employment                                                                 15
1.46     Top Heavy Plan                                                                            16
1.47     Trust Agreement                                                                           16
1.48     Trustee                                                                                   16
1.49     Valuation Date                                                                            16
1.50     Vesting Service                                                                           16
1.51     Years of Eligibility Service                                                              17

Section II - Participation

2.01 Participation                                                                                 18
2.02 Contribution Participant                                                                      18
2.03 Reemployment                                                                                  18
2.04 Leaves of Absence                                                                             19
2.05 Cessation of Participation                                                                    19
2.06 Beneficiary designation                                                                       19
2.07 Investment Fund Direction                                                                     19
2.08 Notification of Individual Account Balance                                                    20
2.09 Plan Binding                                                                                  20

Section III - Contributions

3.01 Salary Deferral                                                                               21
3.02 Matching Contributions                                                                        22
3.03 Restrictions and Conditions on Matching Contributions                                         23
3.04 Company Profit Sharing Contributions                                                          24
3.05 Restrictions and Conditions on Company Profit Sharing Contributions                           24
3.06 Qualified Nonelective Contributions                                                           24
3.07 Qualified Matching Contributions                                                              25

Section IV - Limitation on Contributions

4.01 Testing of Salary Redirection                                                                 26
4.02 Testing of Matching Contributions                                                             28
4.03 Multiple Use Limitation                                                                       30
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Section V - Investments

5.01 Investment Funds                                                                              32
5.02 Investment Fund elections for Current Contributions                                           32
5.03 Investment Fund Elections for Prior Contributions                                             33
5.04 Special Rules Affecting Officers and Directors                                                33

Section VI - Rollovers

6.01 Rollovers from Other Plans                                                                    34

Section VII - Allocations to Individual Accounts

7.01 Individual Accounts                                                                           35
7.02 Allocation of Matching Contributions and Profit Sharing Contributions                         35
7.03 Allocation of Income                                                                          35
7.04 Trustee and Committee Judgment Controls                                                       35
7.05 Maximum Additions                                                                             36
7.06 Corrective Adjustments                                                                        36
7.07 Defined Contribution and Defined Benefit Plan Fraction                                        37

Section VIII - Distributions

8.01 Distribution upon Retirement, Disability or Termination of Employment                         38
8.02 Distribution upon Death                                                                       39
8.03 Commencement of Benefits for Terminated, Retired and Disabled Participants                    39
8.04 Commencement of Benefits to a Beneficiary                                                     41
8.05 Methods of Payment                                                                            41
8.06 Reemployment of a Terminated Participant                                                      42
8.07 Payments to Minors and Incompetents                                                           43
8.08 Required Distributions for Active Participants                                                43
8.09 Unclaimed Benefits                                                                            44
8.10 Account Valuation                                                                             45
8.11 Termination of Employment Due to Merger, Consolidation or Spinoff                             45

Section IX - Withdrawals

9.01 Withdrawals Generally                                                                         46
9.02 Hardship Withdrawal                                                                           46
9.03 Withdrawals After Age 59-1/2                                                                  47
9.04 Participant Loans                                                                             48

Section X - Funding

10.01 Contributions                                                                                49
10.02 Trustee                                                                                      49
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10.03 Funding Policy                                                                               49

Section XI - Fiduciaries

11.01 General                                                                                      50
11.02 Company                                                                                      50
11.03 Trustee                                                                                      51
11.04 Administrative Committee                                                                     51
11.05 Claims Procedures                                                                            52
11.06 Records                                                                                      53

Section XII - Amendment and Termination of the Plan

12.01 Amendment of the Plan                                                                        54
12.02 Termination of the Plan                                                                      54
12.03 Return of Contributions                                                                      55

Section XIII - Provisions Relative To Employers Included in Plan

13.01 Method of Participation                                                                      56
13.02 Withdrawal                                                                                   56

Section XIV - Miscellaneous

14.01 Governing Law                                                                                57
14.02 Construction                                                                                 57
14.03 Administration Expenses                                                                      57
14.04 Participant's Rights                                                                         57
14.05 Spendthrift Clause                                                                           57
14.06 Merger, Consolidation or Transfer                                                            58
14.07 Counterparts                                                                                 58
14.08 Limitation of Liability                                                                      58
14.09 Indemnification                                                                              58
14.10 Compliance with ERISA                                                                        59
14.11 Payment to Alternate Payee                                                                   59
14.12 Securities Voting Rights                                                                     59
14.13 Approved Alternative Methods of Written Elections by Participants                            59
14.14 Mistaken Contributions and Allocations                                                       60

Section XV - Top Heavy Plan

15.01 Requirements                                                                                 61

Section XVI - Adoption of the Plan                                                                 62
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                                       5

                                  INTRODUCTION

Effective April 1, 1988, the Board of Directors of Consolidated Stores Corporation, a Delaware corporation, adopted the Consolidated Stores Corporation Savings Plan and Trust Agreement in order to provide benefits for certain of its eligible Associates of those of its Affiliates which the Corporation agreed should be Employers under the Plan Effective January 1, 1989, the Plan was amended and restated into a separate plan and the trust agreement was also amended and restated in its entirety into a separate trust agreement. The Plan was amended from time to time to take into account law changes and is now again amended and restated in its entirety, effective as of January 1, 1999 to reflect all recent changes made to the law and applicable regulations, including the Economic Growth and Tax Relief Reconciliation Act of 2001 (effective as of January 1, 2002, unless otherwise indicated herein). Furthermore, Consolidated Stores Corporation changed its name to Big Lots, Inc. and Big Lots, Inc. is hereby referred to as the "Company" and the plan is hereby referred to as the Big Lots, Inc. Savings Plan and Trust.

This Plan and Trust shall apply solely to an Associate whose employment with the employer terminates on or after the Effective Date of this amended and restated Plan. An Associate whose employment with the employer terminated prior to the Effective Date of this Plan shall be entitled to a benefit, if any, as determined under the provisions of the Plan and Trust as in effect on the date his employment terminated.

It is intended that this Plan meet all the pertinent requirements of the Internal Revenue Code of 1986 (hereinafter referred to as the "Code") and the Employee Retirement Income Security Act of 1974 (hereinafter referred to as "ERISA"), and shall be interpreted, wherever possible, to comply with the terms of said laws, as amended, and all formal regulations and rulings issued thereunder.

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                                    ARTICLE I

                                   DEFINITIONS

1.01 Actual Contribution Percentage means the average of the ratios (calculated separately for each Participant in a specified group) of

         (1) the amount of Matching Contributions to be paid over to the Trust Fund on behalf of each such Participant for such Plan Year to

         (2) the Participant's Compensation as defined in Section 1.14 for such Plan Year (whether or not the Participant was a Contributing Participant for the entire Plan Year).

1.02 Actual Deferral Percentage means the average of the ratios (calculated separately for each Participant in a specified group) of

         (1) the amount of Salary Redirection to be paid over to the Trust Fund on behalf of each such Participant for such Plan Year to

         (2) the Participant's Compensation as defined in Section 1.14 for such Plan Year (whether or not the Participant was a Contributing Participant for the entire Plan Year).

1.03     Affiliate means

         (1) any corporation which, with the Company, is a member of a controlled group of corporations under Section 414(b) of the Code;

         (2) any trade or business which is under common control with the Company under Section 414(c) of the Code;

         (3) any member of an affiliated service group containing the Company under Section 414(m) of the Code; or

         (4) any other entity specified by the Secretary of the Treasury to be combined with the Company as a single employer under
                  Section 414(o) of the Code;

1.04 Annual Addition means for any Participant in any Limitation Year, the sum of (a) Profit Sharing and Qualified Nonelective, (b) Salary Deferral, (c) Matching and Qualified Matching Contributions allocated to a Participant's Individual Account, Nondeductible Employer Contributions, and Forfeitures. Amounts derived from contributions paid or accrued which are attributable to post retirement medical benefits allocated to the separate account of a Key Employee, as required by
         Section 419A(d) of the Code, maintained by the Employer, are treated as Annual Additions to a Defined Contribution Plan.

1.05 Associate means each current or future common law employee of an Employer as defined in the records of the Company, excluding (i) any leased employee as defined in Section 414(n)(2) of the Code, and (ii) any employee represented by a collective bargaining unit, provided there is evidence that retirement benefits were the subject of good faith bargaining between such collective bargaining unit and the Employer, unless the Employer and the collective bargaining unit have agreed to coverage hereunder.

1.06 Beneficiary means any person designated by a Participant to receive such benefits as may become payable hereunder after the death of such Participant, provided, however, that a married Participant may not name as his Beneficiary someone other than his spouse unless the spouse consents in writing to such designation, which consent shall be acknowledged by a Plan representative or by a notary public.

1.07     Board means the board of directors of the Company.

1.08 Break in Service means a Plan Year during which as Associate or former Associate has earned fewer than five hundred and one (501) Hours of Service due to termination of employment.

         Solely to determine whether a Break in Service occurred, an Associate who is absent from work for maternity or paternity reasons shall receive credit for up to 501 Hours of Service which would otherwise have been credited to such employee but for such absence, or in any case in which such Hours cannot be determined, eight (8) Hours per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the Participant, (2) by reason of a birth of a child of the Participant, (3) by reason of the placement of a child with the Participant in connection with the adoption of such child by the Participant, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         The Hours of Service credited under this paragraph shall be credited
         (1) in the Plan Year in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following Plan Year or other applicable computation period.

1.09 Code means the Internal Revenue Code of 1986, as amended and revised from time to time.

1.10     Committee means the Committee provided for in Article XI hereof.

1.11 Company means Big Lots, Inc. (formerly, Consolidated Stores Corporation) and its Affiliates.

1.12 Company Profit Sharing Contribution Account means that portion of a Participant's Individual Account attributable to (a) Company Profit Sharing Contributions and (b) the Participant's proportionate share, attributable to his Company Profit Sharing Contribution Account, of Income, reduced by any distributions from such account pursuant to Article VIII and any withdrawals from such Account pursuant to Article IX.

1.13 Company Profit Sharing Contributions means contributions made to the Fund by an Employer pursuant to Section 3.04 that are allocated to all eligible Participants based on their Compensation pursuant to Section 7.02.

1.14 Compensation means, for any Associate, the Associate's base compensation paid by the Employer during the Plan Year, including salary reduction contributions made to a cafeteria plan under Section 125 of the Code and Salary Deferral made pursuant to Section 3.01, but excluding overtime, bonuses, commissions and other monetary remuneration as reported on the Associate's Federal Income Tax Withholding Statement (Form W-2). Compensation shall not include any Company Profit Sharing Contributions allocated to the Associate's Individual Account, any other accrued unpaid earnings, nonqualified deferred compensation, other than that which is deferred and held specifically for contribution to the Plan by any supplemental savings plan maintained by the Company for such purposes, or any other fringe benefit (whether or not taxable). For Plan Years beginning on or after January 1, 1989, Compensation as defined in this Section shall be limited to the amount permitted under Section 401(a)(17) of the Code (as adjusted by the Secretary of the Treasury). For Plan Years beginning on and after January 1, 2002, Compensation shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with
         Section 401(a)(17) of the Code.

1.15 Contributing Participant means an eligible Participant who has elected to make Salary Deferral contributions to the Plan during a Plan Year as provided in Section 2.02.

1.16     Defined Benefit Plan means a plan established and qualified under
         Section 401(a) of the Code, except to the extent it is, or is treated as, a Defined Contribution Plan.

1.17 Defined Contribution Plan means a plan which is established and qualified under Section 401(a) of the Code, which provides for an individual account for each participant therein and for benefits based solely on the amount contributed to each participant's account and any income and expenses or gains or losses (both realized and unrealized) that my be allocated to such account.

1.18 Disability means a physical or mental condition that, in the judgment of the Committee based upon medical reports and other evidence satisfactory to the Committee, will permanently prevent the Participant from satisfactorily performing his usual duties for the Employer or the duties of such other position or job that the Employer makes available to him and for which such Participant is qualified by reason of training, education or experience.

         Effective as of January 1, 1996, Disability means a physical or mental condition which has continued for six (6) months or more and which is expected to be permanent, as determined by the Social Security Administration.

1.19 Early Retirement Date means the first day of the calendar month coincident with or immediately following the date a Participant attains age fifty-five (55) and completes ten (10) years of Vesting Service.

1.20 Effective Date means January 1, 1999, the Effective Date of this amended and restated Plan.

1.21 Eligibility Computation Period means the twelve (12) consecutive month period used to measure Years of Eligibility Service and Breaks in Service for purposes of eligibility to begin and maintain participation in the Plan. The initial Eligibility Computation Period for any Associate shall be the twelve (12) consecutive month period beginning with the Associate's date of employment or reemployment with the Employer in which the associate performs his first Hour of Service. All subsequent Eligibility Computation Periods shall begin with the Plan Year in which the anniversary date of the Associate's date of employment or reemployment with the Employer occurs, and each succeeding Pan Year thereafter. Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

1.22 Employer means, collectively or individually as the context may indicate, the Company and any other corporation which (a) is an Affiliate, (b) the Board shall have authorized to adopt the Plan, and
         (c) by action of its own board of directors shall have adopted the Plan and the Trust Agreement, or any successor to one or more of such entities.

1.23 Entry Date means the date during each Plan Year after which an Associate has satisfied the eligibility requirements of Section 2.01 of the Plan.

1.24 Fiduciary means the Employer, the Trustee, the Committee and any individual, corporation, firm or other entity that assumes, in accordance with Article XI, responsibilities of the Employer, the Trustee or the Committee respecting management of the Plan or the disposition of its assets.

1.25 Former Participant means a Participant whose participation in the Plan has terminated but who has not received payment in full of the balance in his Individual Account to which he is entitled.

1.26     Fund means the trust fund created in accordance with Article X hereof.

1.27 Highly Compensated Employee means any Associate who performs service for the

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Company or an Affiliate during the determination year, and who, during the look-back year: (i) received compensation from the Company or an Affiliate in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code; (ii) received compensation from the Company or an Affiliate in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code and was a member of the group consisting of the top twenty percent (20%) of Associates of the Company and its Affiliates when ranked on the basis of compensation for such year (the "top paid group"); or (iii) was an officer of the Company or an Affiliate and received compensation during such year that is greater than 50 percent of the dollar limitation in effect under Section 415(b)(1)(A) of the code. The term Highly Compensated Employee also includes (i) Associates who are both described in the preceding sentence if the term "determination year" is substituted for the term "look back year" and who are one of the 100 Associates who received the most compensation from the Employer during the determination year; and (ii) Associates who are 5 percent or more owners at any time during the look back year or the determination year. If no officer has satisfied the compensation requirement of (iii) above during either a determination year or look back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee. For purposes of this Section, the determination year shall be the Plan Year. The look back year shall be the twelve (12) month period immediately preceding the determination year. The term Highly Compensated Employee also includes any Associate who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a Highly Compensated Employee for either the separation year or any determination year ending on or after the Associate's 55th birthday. If an Associate is, during a determination year or look back year, a family member of either a 5 percent or more owner who is an active or former Associate or a Highly Compensated Employee who is one of the 10 most highly compensated Associates ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5 percent or more owner or top ten Highly Compensated Employee. For purposes of this Section, family member includes the spouse, lineal ascendant and descendants of the Associate or former Associate and the spouses of such lineal ascendant and descendants. The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Associates in the top paid group, the top 100 Associates, the number of Associates treated as officers and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

         Effective for Plan Years beginning after December 31, 1996, a Highly Compensated Employee means any Associate who: (1) was a 5 percent or more owner at ant time during the Plan Year of the preceding Plan Year, or (2) for the preceding Plan Year had Compensation from the Employer in excess of $80,000 and was in the top-paid group for the preceding Plan Year. The $80,000 amount shall be adjusted at the same time and in the same manner as under Section 415(d), except that the base period shall be the calendar quarter ending September 30, 1996. For purposes of this Section, the applicable year of the Plan for which a determination shall be made is called the determination year and the preceding 12-month period is called the look-back year. A Highly Compensated former Employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for that determination year, in accordance with Section 1.414(q)-1T of the temporary Income Tax Regulations and IRS Notice 9745. In determining whether an Associate is a Highly Compensated Employee for the 1997 Plan Year, the amendments to Section 414(q) of the Code stated above shall be treated as in effect for the Plan Year beginning in 1996.

         Non Highly Compensated Employee means any Associate who is not a Highly Compensated Employee.

1.28 Hour of Service means any hour for which an Associate is paid or entitled to payment by the Company or an Affiliate during the Plan Year or other applicable computation period (1) for the performance of duties for the Company or the Affiliate; (2) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence). No more than 501 Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation periods); and (3) as a result of a back pay award which has been agreed to or made by the Company or the Affiliate, irrespective of mitigation of damages, to the extent that such hour has not been previously credited under item (1) or item (2) above.

         Hours of Service shall be determined in accordance with Department of Labor Regulation Section 2530.200b-2, which is incorporated herein by this reference. Hours of Service shall be credited to the appropriate computation period in accordance with Department of Labor Regulation
         Section 2530.200b-2(c).

1.29 Income means the net gain or loss of the Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the Fund. In determining the income of the Fund as of any date, assets shall be valued on the basis of their fair market value.

1.30 Individual Account means the detailed record kept of the amounts credited or charged to each Participant in accordance with the terms hereof. Such Individual Account is comprised of a Salary Deferral Account, a Matching Contribution Account, a Company Profit Sharing Contribution Account, and a Rollover Account, as applicable.

1.31     Investment Fund means an Investment Fund as described in Article V.

1.32 Investment Manager means a person(s) or organization(s) who is appointed under Section 11.04 to direct the investment of all or a part of the Fund and who is either (a) registered in good standing as an Investment Adviser under the Investment

         Advisers Act of 1940, (b) a bank, as defined in said Act, (c) an insurance company qualified to perform investment management service, or (d) a Fiduciary.

1.33 Key Employee means, for any Plan Year prior to January 1, 2002, any Associate, former Associate or Beneficiary thereof in an IRS qualified plan adopted by the Employer who at any time during the Plan Year or any of the four (4) preceding Plan Years is:

                  (a) an officer of the Employer having an annual compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for any Plan Year;

                  (b) one (1) of the ten (10) Associates having an annual compensation from the Employer of more than the limitation in effect under Section 415(c)(1)(AP of the Code and owning (or considered as owning within the meaning of Section 318) of the Code both more than a one-half percent (1/2%) interest, and the largest interest in the Employer;

                  (c)      a five (5) percent or more owner of the Employer; or

                  (d) a one (1) percent or more owner of the Employer having an annual compensation from the Employer of more than one hundred fifty thousand dollars ($150,000).

         For Plan Years beginning after December 31, 2001, Key Employee means any Associate or former Associate or Beneficiary (including any deceased Associate) who at any time during the Plan Year that includes the determination year is:

                  (a) an officer of the Employer having an annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002);

                  (b)      a five (5) percent or more owner of the Employer;

                  (c) a one (1) percent or more owner of the Employer having annual compensation from the Employer of more than one hundred fifty thousand dollars ($150,000).

         For purposes of this definition, annual compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Associate's gross income under Sections 125, 402(a)(8), or 403(b) of the Code.

         This definition shall be interpreted consistent with Code Section 416 and rules and regulations issued thereunder. Further, such law and regulations shall be controlling requirements stated thereunder but hereinabove absent.

         Non Key Employee means any Associate who is not a Key Employee.

1.34 Limitation Year means the twelve (12) month period beginning on January 1 and ending on December 31.

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

1.35 Matching Contribution Account means that portion of a Participant's Individual Account attributable to (a) Matching Contributions made on his behalf pursuant to Section 3.02, and (b) the Participant's proportionate share, attributable to his Matching Contribution Account, of the Income, reduced by any distributions from such Account pursuant to Article VIII and any withdrawals from such Account pursuant to
         Article IX.

1.36 Matching Contributions means contributions made to the Fund by the Employer pursuant to Sections 3.02, 3.06 and 3.07 that are allocated to Contributing Participants based on their Salary Deferral during a Plan Year pursuant to Section 7.02.

1.37 Normal Retirement Age means the Participant's attainment of age sixty-five (65). An Associate shall have a nonforfeitable right to one hundred percent (100%) of his Individual Account upon attainment of his Normal Retirement Age.

1.38 Normal Retirement Date means the first day of the month coincident with or next following the Participant's Normal retirement Age, or if later than the attained age of the Associate, on the fifth anniversary of the date the Associate commenced participation in the Plan.

1.39 Participant means any Associate who becomes a Participant as provided in Article II hereof.

1.40 Plan Year means the twelve (12) month period beginning January 1 and ending December 31.

1.41 Rollover Account means that portion of an Associate's Individual Account attributable to (a) Rollover Contributions made pursuant to
         Article VI, and (b) the Associate's proportionate share, attributable to his Rollover Account, of the Income, reduced by any distribution from the such Account pursuant to Article VIII and any withdrawals from such Account pursuant to Article IX. The balance of an Associate's Rollover Account shall be fully vested and nonforfeitable at all times.

1.42 Rollover Contributions means contributions made by an Associate to such Associate's Rollover Account pursuant to Article VI.

1.43 Salary Deferral means contributions made to the Fund by an Employer on behalf of a Contributing Participant pursuant to Section 3.01.

1.44 Salary Deferral Account means that portion of a Participant's Individual Account attributable to (a) Salary Deferral amounts made on his behalf pursuant to Section 3.01, and (b) the Participant's proportionate share, attributable to his Salary Deferral Account, of Income, reduced by any distribution from such Account pursuant to
         Article VIII and any withdrawals from such Account pursuant to Article
         IX. The
         balance of a Participant's Salary Deferral Account shall be fully vested and nonforfeitable at all times.

1.45 Termination of Employment shall be deemed to occur when an Associate has an interruption in continuity of his employment by the Employer. Such termination may have resulted from retirement, death, voluntary or involuntary termination of employment, unauthorized absence, or by failure to return to active employment with the Employer or to retire by the date on which an authorized leave of absence expired.

1.46 Top Heavy Plan means any plan under which, as of any determination date, the present value of the cumulative accrued benefits under the plan for Key Employees exceeds sixty (60) percent of the present value of the cumulative accrued benefits under the plan for all Associates.

         For purposes of this definition:

                  (d) If such plan is a Defined Contribution Plan, the present value of cumulative accrued benefits shall be deemed to be the market value of all Associate accounts under the plan, other than voluntary deductible employee contributions. If such plan is a Defined Benefit Plan, the present value of cumulative accrued benefits shall be the lump sum present value determined pursuant to said plan.

                  (e) A plan shall be considered Top Heavy for any Plan Year if, on the last day of the preceding Plan year (the determination date), the above rules were met. For the first Plan Year that the plan shall be in effect, the determination of whether said Plan is Top Heavy shall be made as of the last day of such Plan Year.

                  (f) Each plan of the Employer required to be included in an "aggregation group" shall be treated as a Top Heavy Plan is such group is a top heavy group.

                  (g)      The term "aggregation group" means

                           (i) each qualified plan of the Employer in which a Key Employee is a Participant and

                           (ii) each other qualified plan of the Employer which enable any plan in (i) above to meet the requirements of Sections 401(a)(4) of the Code.

                           The term "aggregation group" includes any plans of the Employer that have been terminated during the previous five (5) Plan Years.

                  (h) The term "permissive aggregation group" means the aggregation group and each other plan or plans of the Employer that are not required to be included in the aggregation group, as defined in Section 1.47(d) above, and which, if treated as being part of such group, would not cause such group to fail to meet the requirements of Sections 401(a)(4) and 410 of the Code.

                  (i) The account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with the Employer maintaining the Plan during the five (5) year period (one (1) year period for Plan Years beginning after December 31, 2001) ending on the determination date will be disregarded.

                  (j) For Plan Years beginning after December 31, 2001, the accounts balances and accrued benefits of a Participant as of the determination date shall be increased by the distributions made with respect to the Participant under the Plan and any plan aggregated with this Plan under Section 416(g)(2) of the Code during the one year period ending on said determination date. This subsection shall also apply to distributions under a terminated plan that, had it not been terminated, would have been aggregated with this Plan. In the case of a distribution made for a reason other than Termination of Employment, death, or being Disabled, this subsection shall be applied as if the one year period is a five year period.

                  (k)      This definition shall be interpreted consistent with
                           Section 416 of the Code and rules and regulations issued thereunder.

         Further, such law and regulations shall be controlling in all determinations under this definition inclusive of any provisions and requirements stated thereunder but hereinabove absent.

1.47 Trust Agreement means the agreement entered into between the Company and the Trustee.

1.48 Trustee means such person(s) or financial institution(s) qualified under the Code as shall be designated in the Trust Agreement to hold in trust any assets of the Plan for the purpose of providing benefits under the Plan, and shall include any successor trustee designated thereunder.

1.49 Valuation Date means the business close of each business day in the Plan Year as of which date the Fund shall be valued at fair market value.

1.50     Vesting Service means, subject to the reemployment provisions of
         Section 2.03, the total number of calendar years (including years prior to the Effective Date) during which an Associate has at least one thousand (1,000) Hours of Service for the Employer.

         If an Associate incurs five (5) or more consecutive Breaks in Service, the associate's Vesting Service prior to the consecutive Breaks in Service will be disregarded if the Associate does not have a nonforfeitable interest in his Company Profit Sharing Contribution Account or Matching Contribution Account and the number of consecutive Breaks in Service equals or exceeds the associate's Vesting Service earned before the commencement of the consecutive Breaks in Service. If an Associate has incurred less than five (5) consecutive Breaks in Service, upon reemployment, his Vesting Service shall not be disregarded.

         Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

1.51 Year of Eligibility Service means an Eligibility Computation Period during which an Associate has completed at least one thousand (1,000) Hours of Service.

         Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE II

                                  PARTICIPATION

2.01 PARTICIPATION

Each Associate who has attained age twenty-one (21) and has completed one Year of Eligibility Service prior to January 1, 1999 and is employed on January 1, 1999 shall continue to be a Participant in the Plan as of January 1, 1999.

Each Associate who is employed in January 1, 1999 but had not either (a) attained age twenty-one (21) or (b) completed one year of Eligibility Service as of January 1, 1999, shall become a Participant on the Entry Date coincident with or immediately following the date on which he both attains age twenty-one (21) and completes one Year of Eligibility Service.

Any Associate whose date of hire is on or after January 1, 1999 shall become a Participant in the Plan on the entry Date coincident with or immediately following the later of (i) the attainment of age twenty-one (21) and (ii) completion of one Year of Eligibility Service.

2.02 CONTRIBUTING PARTICIPANT

An Associate who satisfies the requirements of Section 2.01 may become a Contributing Participant by electing to have Salary Deferral made on his behalf pursuant to Section 3.01, and by making the election required by Section 5.02. Such election may, subject to the provisions of Section 3.01, be made effective as of the first pay period coincident with or next following the Entry Date on which the Participant becomes a Contributing Participant.

2.03 REEMPLOYMENT

Upon the reemployment of any person after the Effective Date, the following rules shall apply in determining his eligibility to participate in the Plan.

         (a) If an Associate who was not eligible to become a Participant in the Plan during his prior period of employment is reemployed, he shall be eligible to participate in the Plan as of the first Entry Date after he has met the requirements of
                  Section 2.01.

         (b) If an Associate who as a Participant, or eligible to become a Participant, in the Plan during his prior period of employment is reemployed, he shall again become eligible to participate in the Plan as of the Entry Date coincident with or next following his date of reemployment

Nevertheless, the service earned by an Associate during his prior period of employment will be disregarded until he has completed another Year of Eligibility Service after reemployment but only if the Associate incurred a Break in Service.

2.04 LEAVES OF ABSENCE

Subject to the following rules, participation shall continue during the Participant's employment by the employer. Fur purposes of the preceding sentence, a Participant will continue to be treated as employed by an Employer if he is on approved leave of absence, if the Participant returns to work before or at the expiration of such leave of absence or any extension thereof. Failure to return at the end of such leave of absence, as determined by the Employer, shall be treated as a termination of employment as of the date on which the Participant fails to return from the leave of absence, except that in the case of death or retirement, the termination shall be deemed to have occurred as of the date of death or retirement.

2.05 CESSATION OF PARTICIPATION

Participation in the Plan shall cease upon Termination of Employment with the Employer. Cessation of participation shall not require a distribution of the balance of an Individual Account except as provided in Article VIII.

2.06 BENEFICIARY DESIGNATION

Subject to the consent provisions of Section 1.06, upon commencing participation, each Participant shall designate a Beneficiary on forms furnished by the Committee. Such Participant may then from time to time change his designated Beneficiary by written notice to the Committee (with spousal consent, if necessary) and, upon such change, the rights of al previously designated Beneficiaries to receive any benefits under this Plan shall cease. If at the time of a Participant's death while benefits are still outstanding, his named Beneficiary does not survive him, the benefits shall be paid to his named contingent Beneficiary. If a deceased Participant is not survived by either a named Beneficiary or contingent Beneficiary (or if no Beneficiary was effectively named), the benefits shall be paid in a single sum to the person(s) in the first of the following classes of successive preference beneficiaries then surviving: the Participant's (a) widow or widower, (b) children, (c) parents, (d) brothers and sisters, (e) executors and administrators. If the Beneficiary or contingent Beneficiary is living at the death of the Participant, but such person dies prior to receiving the entire death benefit, the remaining portion of such death benefits shall be paid in a single sum to the estate of such deceased Beneficiary or contingent Beneficiary.

2.07 INVESTMENT FUND DIRECTION

Upon commencement of participant in the Plan, each Participant shall have the right to designate by any method approved by the Committee, including but not limited to electronic or telephonic, the Participant's selection of Investment Funds in which Salary Deferral and Qualified Matching Contributions shall be invested.

2.08 NOTIFICATION OF INDIVIDUAL ACCOUNT BALANCE

At least once each Plan Year, or more frequently as determined by the Committee, the Committee shall notify each Participant of the amount of his share in the Income, Company Profit Sharing Contributions, Matching Contributions, Rollover Contributions, and Salary Deferral for the period just completed, and the new balance of his Individual Account.

2.09 PLAN BINDING

Upon becoming a Participant, a Participant shall be bound then and thereafter by the terms of this Plan and Trust Agreement, including all amendments to the Plan and the Trust Agreement made in the manner herein authorized or as otherwise authorized by law.

                                   ARTICLE III

                                  CONTRIBUTIONS

3.01 SALARY DEFERRAL

Each Participant who satisfies the requirements of Section 2.01 may elect pursuant to Section 2.02 to become a Contributing Participant by electing to have Salary Deferral made on his behalf by completing a Salary Deferral agreement. The Salary Deferral agreement with the Participant's Employer shall provide that it is agreed that his Employer shall redirect a portion of the Participant's Compensation during each pay period and that the Employer will contribute that amount to the Fund on his behalf. All Salary Deferral elections shall be subject to the provisions of Section 5.04.

The Salary Deferral agreement shall be made by any method approved by the Committee including but not limited to electronic or telephonic. In the event a Participant does not so elect when first eligible, he may subsequently elect to have Salary Deferral made on his behalf commencing as soon as is administratively feasible coincident with or next following any Entry Date.

A Participant may elect to redirect a portion of his Compensation, expressed as a whole dollar amount or a whole percentage of his Compensation, during each pay period in an amount not less than one percent (1%) nor greater than (50%) fifty percent of his Compensation. In no event, however, shall the amount of Salary Deferral be less than three dollars ($3.00) per week (effective as of January 1, 1996, two dollars ($2.00) per week). Beginning with the 2002 Plan Year, the amount of Salary Deferral shall be made only in whole percentages as described hereof.

A Participant's Salary Deferral, including contributions to any other plan of the Company that are made pursuant to Section 402(a)(8) of the Code, may not exceed ten thousand five hundred dollars ($10,500.00) in any one calendar year. The dollar limitation in the preceding sentence shall be adjusted in accordance with Section 415(d) of the Code.

Effective for Plan Years beginning on and after January 1, 2002, all Associates who are eligible to become Participants and make Salary Deferral to this Plan who have attained age fifty (50) before the close of the Plan Year shall be eligible to make catch-up Salary Deferral contributions in accordance with and subject to the limitations of Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of Section 7.05 of this Plan nor taken into account for purposes of the required limitations as specified in Sections 402(g) and 415 of the Code or the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12) or 416 of the Code.

If, during any calendar year, a Participant makes Salary Deferral to this Plan in excess of the limit provided in the preceding paragraph, and if the Participant notifies the Committee in writing by March 1 following the close of the calendar year of the portion of the amount contributed in excess of said limit to all plans pursuant to Section 402(a)(8) of the Code, such amount shall be deemed an "excess deferral" and the Committee shall direct the Trustee to distribute to the Participant (not later than the April 15 following the calendar year in which the excess deferral was made) the amount of the excess deferral plus any income and minus any loss allocable to such amount. For purposes of determining the income or losses on excess deferrals that will be returned to the Participant, such income or losses shall include the Income attributable to such excess deferrals for the Plan Year during which the excess deferral was made plus the income attributable to such excess deferral from the end of the Plan Year in which they were made to the date the excess deferral is returned to the Participant, as described in the regulations under Section 401(g) of the Code.

Once contributed to the Fund, Salary Deferral shall be credited to the Participant's Salary Deferral Account and shall not be subject to withdrawal except as provided in Article IX.

A Participant electing to have Salary Deferral made on his behalf to the Plan pursuant to this Section may, as soon as is administratively feasible following notice to the Committee, increase or decrease his Salary Deferral percentage (within the appropriate minimum and maximum). However, a Participant who is an insider under Section 16 of the Securities Exchange Act of 1934 may change his Salary Deferral only in accordance with procedures established by the Company.

Any Contributing Participant may elect to cease future Salary Deferral to the Plan effective as soon as is administratively feasible following notice to the Committee. In the event any such Participant desires thereafter to recommence having Salary Deferral made on his behalf, he shall be allowed to do so effective as soon as is administratively feasible following notice to the Committee.

Any of the notice requirements in this Section may be made by any method approved by the Committee including but not limited to the use of electronic or telephonic means.

The Employer shall pay to the Trustee any Salary Deferral made on behalf of any Contributing Participant within a reasonable time following the end of each regular pay period.

3.02 MATCHING CONTRIBUTIONS

An Employer, by action of its board of directors, shall make a Matching Contribution. Such Matching Contribution shall be in an amount as determined by the Board and communicated to the Participants each Plan Year. Such Matching

Contribution shall be allocated to the Matching Contribution Account of each Participant. Such Matching Contribution shall be allocated in proportion to Salary Deferral made to all Investment Funds on behalf of the Participant. For Plan Years beginning on and after January 1, 1996, Matching Contributions shall be allocated to the Company Matching Contribution Account of each Participant who (1) is an active Participant and employed by the Employer on such December 31 Valuation Date (including a Participant who is on an approved leave of absence or layoff) and who completed one Year of Vesting Service for the Plan Year; or (2) is retired, became Disabled, or died during the Plan Year ending on such December 31 Valuation Date.

Effective for the 1996 Plan Year and for each Plan Year thereafter (unless otherwise determined by the Board of the Company), the Matching Contribution to the Plan shall be determined as follows:

         (a) 100% of the first two percent (2%) of the Participant's Salary Deferral made to the Fund by the Employer on behalf of a Contributing Participant for the Plan Year; and

         (b) 50% of the next four percent (4%)of the Participant's Salary Deferral made to the Fund by the Employer on behalf of a Contributing Participant for the Plan Year.

Effective as of February 1, 1998, a Matching Contribution made to the Plan shall be in the form of Company Stock unless the Committee in its sole and final discretion determines otherwise.

As used in this Plan, the term "Company Stock" means common stock of the Company that shall be held in a pooled investment account consisting of Company Stock and cash that shall be maintained pursuant to an administrative services agreement between the Company and the Trustee.

3.03 RESTRICTIONS AND CONDITIONS ON MATCHING CONTRIBUTIONS

Matching Contributions shall be subject to the following restrictions and conditions:

         (a) In no event shall an Employer be obligated to make a Matching Contribution for a given Plan Year in excess of the maximum amount deductible under Section 404(a)(3)(A) of the Code, or any statute or rule of similar import.

         (b) If due to a mistake of fact, the Matching Contribution to the Fund for any Plan Year exceeds the amount intended to be contributed, notwithstanding any provision to the contrary, the Employer, as soon as such mistake of fact is discovered, shall notify the Trustee.

     The Employer shall direct that the Trustee return such excess to the Employer, provided such return is made within one (1) year of the date on which the Employer made the Matching Contribution.

3.04 COMPANY PROFIT SHARING CONTRIBUTIONS

On each December 31 Valuation Date, an Employer may make a Company Profit Sharing Contributions, in addition to amounts contributed pursuant to Section
3.02 in an amount determined by the Employer in its total and complete discretion. No Company Profit Sharing Contribution shall be required in any given Plan Year. Company Profit Sharing Contributions shall be allocated to the Company Profit Sharing Contribution Account of each Participant (1) who is a Participant on such December 31 Valuation Date (including a Participant who in on an approved leave of absence or layoff) and who completed one year of Vesting Service for the Plan Year, or, (2) who retired, became Disabled, or died during the Plan year ending on such December 31, Valuation date. Such company Profit Sharing Contribution allocation shall be on the basis of the ratio of each such eligible Participant's Compensation, while an Associate of such contributing employer for the Plan Year over the total Compensation for all such eligible Participants while Associates of such contributing Employer for the Plan Year.

3.05 RESTRICTIONS AND CONDITIONS ON COMPANY PROFIT SHARING CONTRIBUTIONS

Company Profit Sharing Contributions shall be subject to the following restrictions and conditions:

         (a) In no event shall an Employer be obligated to make a Company Profit Sharing Contribution for a given Plan Year in excess of the maximum amount deductible under Section 404(a)(3)(A) of the Code, or any statute or rule of similar import.

         (b) If due to a mistake of fact, the Company Profit Sharing Contribution to the Fund for any Plan Year exceeds the amount intended to be contributed, notwithstanding any provision to the contrary, the Employer, as soon as such mistake of fact is discovered, shall notify the Trustee.

     The Employer shall direct that the Trustee return such excess to the Employer, provided such return is made within one (1) year of the date on which the Employer made the Company Profit Sharing Contribution.

3.06 QUALIFIED NONELECTIVE CONTRIBUTIONS

If so elected, an Employer may make Qualified Nonelective Contributions to the Plan on behalf of its Associates. Such contributions shall be allocated to the Participant's Individual Account in the same manner as Company Profit Sharing Contributions. For purposes of this Section, Qualified Nonelective Contributions are contributions that Participants may not elect to receive in cash until distributed from the Plan, are nonforfeitable when made and are distributable only in accordance with the distribution provisions applicable to Salary Deferrals other than withdrawals by reason of hardship pursuant to Article IX.

3.07 QUALIFIED MATCHING CONTRIBUTIONS

If so elected, an Employer may make Qualified Matching Contributions to the Plan on behalf of its Associates. Such contributions shall be allocated to the Participant's Individual Account in the same manner as Matching Contributions. For purposes of this Section, Qualified Matching Contributions are contributions that Participants may not elect to receive in cash until distributed from the Plan, are nonforfeitable when made and are distributable only in accordance with the distribution provisions applicable to Salary Deferrals other than withdrawals by reason of hardship pursuant to Article IX.

                                   ARTICLE IV

                          LIMITATIONS ON CONTRIBUTIONS

4.01 TESTING OF SALARY DEFERRAL

Notwithstanding anything contained herein to the contrary, in each Plan Year in which Salary Deferrals are made to the Plan, such Salary Deferrals shall be subject to the following tests (the "ADP tests"). For purposes of the ADP tests, all Salary Deferrals made under any plans that are aggregated for purposes of Sections 401(a)(4) or 410(b) of the Code (without regard to Section 410(b)(2)(A)(ii) of the Code) shall be treated as made under a single plan of the Employer, and such aggregated plans must satisfy Sections 401(a)(4) and 410(b) of the Code as though they were a single plan. The Salary Deferral under this Plan and elective contributions under all other cash or deferred arrangements of the Employer made on behalf of Highly Compensated Employees shall be combined for purposes of the ADP tests. Such plans may be aggregated to satisfy Section 401(k) of the Code only if they have the same Plan Year. The ADP tests shall apply to the Salary Deferrals made for the Plan Year as determined as of the end of the Plan Year. The Employer may apply the ADP tests at any other time during the Plan Year.

In performing the test all participants shall be separated into two (2) groups - the Highly Compensated Employee group and the Non Highly Compensated Employee group.

Only one of the following two ADP tests needs to be satisfied for there not to be an adjustment to Salary Deferral as provided below.

Test I: The Actual Deferral Percentage for the Plan Year for the eligible Highly Compensated Employee group for each Plan Year is not more than the Actual Deferral Percentage of the Non Highly Compensated Employee group for the prior Plan Year multiplied by 1.25.

Test II: The excess of the Actual Deferral percentage for the Plan Year for the eligible Highly Compensated Employee group for each Plan Year over that of the Non Highly Compensated Employee group for the prior Plan Year is not more than two percentage points, and the Actual Deferral Percentage for the Plan Year for the Highly Compensated Employee group for each Plan Year is not more than the Actual Deferral Percentage for the prior Plan Year for the Non Highly Compensated Employee group for the prior Plan Year multiplied by 2.0.

Any adjustments to the Non Highly Compensated Employee group Actual Deferral Percentage for the prior Plan Year shall be made in accordance with IRS Notice 98-1 and any superceding guidance issued by the IRS.

For purposes of determining who is a Highly Compensated Employee, a Participant is a Highly Compensated Employee for a particular Plan Year if the Participant meets the definition of Highly Compensated Employee if effect for that Plan Year. A Participant is a Non Highly Compensated Employee if the Participant does not meet the definition of Highly Compensated Employee in effect for that Plan Year.

The Actual Deferral Percentage shall include (1) any Salary Deferrals, including excess deferrals described in Section 3.01, but excluding any Salary Deferrals that are taken into account in satisfying the ACP tests described in Section
4.01 (provided the ADP test described herein is satisfied both with and without exclusion of such Salary Deferrals) and (2) if so elected by the Committee, any Qualified Nonelective Contributions and qualified Matching Contributions. To the extent contributions in (2) above are so applied, they shall not be included in the computation of the Actual Contribution Percentage otherwise applicable to such contributions. For purposes of computing Actual Deferral Percentages, an Associate who would be a Participant but for the failure to make Salary Deferrals shall be treated as a Participant on whose behalf no Salary Deferrals are made.

Upon the application of the ADP tests prior to the end of the Plan Year, if neither test is met, the committee may adjust the Highly Compensated Employee's election for the remainder of the Plan Year to the extent necessary to meet either test.

Upon the application of the tests at the end of the Plan Year, if neither test is met, the Committee shall return to the Highly Compensated Employee, by the end of the next Plan Year, the amount of Salary Deferral, inclusive of earnings or losses, necessary to meet either test. However, such amounts must be returned within two and one-half months after the end of the affected Plan Year to avoid an excise tax upon the Employer. The adjustment of Salary Deferrals of Highly Compensated Employees to be returned (after excess Salary Deferrals and other Employer contributions required to be taken into account in determining amounts under Section 402(g) of the Code have been returned) shall be allocated to those Highly Compensated Employees with the largest amounts of contributions taken into account in determining the ADP test for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such contributions and continuing in descending order until all the excess contributions have been allocated. For purposes of determining the earnings or losses on Salary Deferral that will be returned to the Highly Compensated Employee, such earnings or losses shall include the Income attributable to such Salary Deferral for the Plan Year during which the excess Salary Deferral was made plus the Income attributable to such Salary Deferral from the end of the Plan Year in which they were made to the date the excess Salary Deferral is distributed to the Participant, as described in the regulations under Section 401(k) of the Code.

The amount of excess Salary Deferral that may be distributed shall be reduced by the amount of any excess deferrals pursuant to Section 402(g) of the Code, as described in Section 3.01, previously distributed in the Participant's taxable year ending with or within the applicable Plan Year.

It is specifically provided hereunder that any Matching Contribution shall be conditioned upon permissible Salary Deferral. Salary Deferral shall only be permissible to the extent they meet the ADP tests provided herein. In the event such ADP tests require the return of excess Salary Deferral, the corresponding Matching Contribution shall not be made to the Plan or, if such Matching Contribution has already been made to the Plan prior to the time the ADP tests are performed, then such Matching Contribution shall be returned to the Employer.

Subject to the limitation of Section 4.03, the determination of which ADP test shall be met shall be based upon the test that requires the adjustment of the smallest amount of Salary Deferral.

The Committee shall establish rules and procedures for modifying the election with respect to the Highly Compensated Employees to ensure, to the extent possible, that either of the ADP tests will be met.

The Employer shall maintain records sufficient to demonstrate compliance with the ADP test.

All rules of application with reference to the ADP tests shall be governed by
Section 401(k) of the Code and any rules and regulations issued pursuant thereto.

4.02 TESTING OF MATCHING CONTRIBUTIONS

In each Plan Year in which Matching Contributions are made to the Plan, such Matching Contributions shall be subject to the following tests (the "ACP tests"). For purposes of the ACP tests, all Matching Contributions made under any plans that are aggregated for purposes of Sections 401(a)(4) or 410(b) of the Code (without regard to Section 410(b)(2)(A)(ii)) of the Code shall be treated as made under a single plan of the Employer, and such aggregated plans must satisfy Sections 401(a)(4) and 410(b) of the Code as though they were a single plan. The Matching Contributions under this Plan and elective contributions under all other cash or deferred arrangements of the Employer made on behalf of Highly Compensated Employees shall be combined for purposes of the ACP tests. Such plan may be aggregated to satisfy Section 401(m) of the Code only if they have the same Plan Year. The ACP tests shall apply to the Matching Contributions made for the Plan Year as determined as of the end of the Plan Year. The Employer may apply the ACP tests at any other time during the Plan Year.

Salary Deferral contributions may, at the election of the Employer, be treated as Matching Contributions to the extent that (1) Salary Deferral contributions satisfy the ADP tests under Section 4.01, including those amounts treated as Matching

Contributions, and (2) Salary Deferral contributions satisfy the ADP tests under
Section 4.01, excluding those amounts treated as Matching Contributions.

In performing the test all participants shall be separated into two (2) groups - the Highly Compensated Employee group and the Non Highly Compensated Employee group.

Only one of the following two ACP tests needs to be satisfied for there not to be an adjustment to Salary Deferral as provided below.

Test I: The Actual Contribution Percentage for the Plan Year for the eligible Highly Compensated Employee group for the Plan Year is not more than the Actual Contribution Percentage for the prior Plan Year of the Non Highly Compensated Employee group for the prior Plan Year multiplied by 1.25.

Test II: The excess of the Actual Contribution percentage for the Plan Year for the eligible Highly Compensated Employee group for the Plan Year over that of the Non Highly Compensated Employee group for the prior Plan Year is not more than two percentage points, and the Actual Contribution Percentage for the Highly Compensated Employee group for the Plan Year is not more than the Actual Contribution Percentage for the prior Plan Year for the Non Highly Compensated employee group for the prior Plan Year multiplied by 2.0.

Any adjustments to the Non Highly Compensated Employee group Actual Contribution Percentage for the prior Plan Year shall be made in accordance with IRS Notice 98-1 and any superceding guidance issued by the IRS.

For purposes of determining who is a Highly Compensated Employee, a Participant is a Highly Compensated Employee for a particular Plan Year if the Participant meets the definition of Highly Compensated Employee if effect for that Plan Year. A Participant is a Non Highly Compensated Employee if the Participant does not meet the definition of Highly Compensated Employee in effect for that Plan Year.

For purposes of determining the Actual Contribution Percentage, Matching Contributions are considered to be made for a Plan Year if made no later than the end of the twelve month period beginning on the day after the close of the Plan Year.

Upon the application of the tests at the end of the Plan Year, if neither test is met, then Matching Contributions, not previously deemed "forfeited" pursuant to Section 4.01, made on behalf of Highly Compensated Employees shall then be reduced. The reduction shall be made on the basis of the respective portions of such amounts attributable to each High Compensated Employee. The vested portion of such Matching contributions plus earnings or losses shall be distributed to the highly Compensated employee by the end of the next Plan Year. However, such amount must be returned within two and one-half months after the end of the Plan Year to avoid an excise tax upon the Employer. For purposes of determining the earnings or losses on Salary Deferral that will be returned to the Highly Compensated Employee, such earnings or losses shall include the Income attributable to such vested Matching Contributions for the Plan Year during which the excess Matching Contributions was made plus the Income attributable to such vested Matching Contributions from the end of the Plan Year in which they were made to the date the excess vested Matching Contributions is distributed to the Participant, as described in the regulations under Section 401(m) of the Code.

Subject to the limitation of Section 4.03, the determination of which ACP test shall be met shall be based upon the test that requires the adjustment of the smallest amount of Matching Contributions.

The Committee shall establish rules and procedures for modifying the election with respect to the Highly Compensated Employees to ensure, to the extent possible, that either of the ACP tests will be met.

The Employer shall maintain records sufficient to demonstrate compliance with the ACP test.

All rules of application with reference to the ACP tests shall be governed by
Section 401(m) of the Code and any rules and regulations issued pursuant thereto.

4.03 MULTIPLE USE LIMITATION

Effective for Plan Years beginning prior to January 1, 2002, in the event the Employer or an Affiliate sponsors one or more qualified plans to which Sections 401(k) and 401(m) of the Code apply, additional rules shall be applicable to prevent the multiple use of the alternative test described in Sections 401(k)(3)(A)(ii)(ll) and 401(m)(2)(A)(ii) of the Code with respect to any Participant.

The multiple use of the alternative test as referenced above occurs if: (a) one or more Highly Compensated Employees are eligible under a plan subject to Sections 401(k) and 401(m) of the Code; and (b) the sum of the actual Deferral Percentage of the entire group of eligible Highly Compensated Employees subject to Section 401(k) of the Code and the Actual Contribution Percentage of the entire group of eligible Highly Compensated Employees under the plan subject to
Section 401(m) of the Code exceeds the "Aggregate Limit".

The Aggregate Limit is the greater of (1) and (2) below:

(1) The sum of

                  (a)      One hundred and twenty-five percent of the greater of
                           (i) the Actual Deferral Percentage of the group of Non Highly Compensated Employees eligible under the Plan subject to Section 401(k) of the Code for the Plan Year or (ii) the Actual Contribution Percentage of the group of Non Highly

                           Compensated Employees eligible under the Plan subject to Section 401(m) of the Code for the Plan Year; and

                  (b) Two plus the lesser of (i) or (ii) above. In no event, however, shall this amount exceed two hundred percent of the lesser of (i) or (ii) above.

(2) The sum of

                  (a)      One hundred and twenty-five percent of the greater of
                           (i) the Actual Deferral Percentage of the group of Non Highly Compensated employees eligible under the Plan subject to Section 401(k) of the Code for the Plan Year or (ii) the Actual Contribution Percentage of the group of Non Highly Compensated Employees eligible under the Plan subject to Section 401(m) of the Code for the Plan Year; and

                  (b) Two plus the lesser of (i) or (ii) above. In no event, however, shall this amount exceed two hundred percent of the lesser of (i) or (ii) above.

In the event the Aggregate Limit is exceeded, the Employer shall reduce the Actual Contribution Percentage of those Highly Compensated Employees who also have an Actual Deferral Percentage to the extent necessary to ensure compliance with the limitation stated in the preceding paragraph, by reducing the Actual Contribution Percentage of the Highly Compensated Employee with the highest percentage. The amount by which the Actual Contribution Percentage of Highly Compensated Employees must be reduced shall be treated as a reduction under
Section 4.02.

This Section shall not apply if both the Actual Deferral Percentage and the Actual Contribution Percentage of the Highly Compensated Employee group does not exceed 1.25 multiplied by the Actual Deferral Percentage and Actual Contribution Percentage of the Non Highly Compensated Employee group.

All rules of application with respect to this multiple use limitation shall be governed by Sections 401(k) and 401(m) of the Code and any rules and regulations issued pursuant thereto.

                                    ARTICLE V

                                   INVESTMENTS

5.01 INVESTMENT FUNDS

The Trustee shall establish and maintain such Investment Fund(s) so designated from time to time by the Committee. Such Funds available for investment by Participants shall be communicated to the Participants by the Committee.

The Committee may, for administrative purposes, establish unit values for one or more Investment Funds (or any portion thereof) and maintain the accounts setting forth each Participant's interest in such Investment Fund (or any portion thereof) in terms of such units, all in accordance with such rules and procedures that the Committee shall deem fair, equitable and administratively feasible. A Participant's interest in an Investment Fund (or any portion thereof) in the event unit account is established shall be determined by multiplying the then value of a unit in said Investment Fund (or any portion thereof) by the number of units then credited to the Participant's Individual Account.

The Trustee shall allocate to and invest as part of each Investment Fund the contributions in accordance with the directions of the Committee. Income from investments in each Investment Fund shall be reinvested in the same Investment Funds. The Trustee shall transfer assets from one Investment Fund to the other as directed by the Committee.

5.02 INVESTMENT FUND ELECTIONS FOR CURRENT CONTRIBUTIONS

Prior to or after the date an Associate becomes a Participant, he shall have the right to direct the Committee as to the investment of that portion of his Salary Deferral and Matching Contribution (and any other Employer contributions made on his behalf) to be made on and after such date. Such election shall be made by any method approved by the Committee including but not limited to electronic or telephonic means.

For any other Associate who is a Participant, a Salary Deferral and Matching Contribution (and any other Employer contributions made on his behalf) election shall remain in effect until a subsequent election is made. Such elections may be made as frequently as daily, provided however that they are made in accordance with specified instructions as determined by the Committee. The election described in this Section shall apply to all Salary Deferrals (and other Employer contributions made on behalf of the Participant; provided, however, that Matching Contributions shall always be made by the Employer in the form of Company Stock unless otherwise determined by the Committee. Notwithstanding any of the above within this Section 5.02, all rights of a participant to direct the investment of any Salary

Deferral (and any other Employer contributions made on behalf of the Participant) shall be subject to the provisions of Section 5.04.

5.03 INVESTMENT FUND ELECTIONS FOR PRIOR CONTRIBUTIONS

Any time as described in Section 5.02, each Participant shall have the right to direct the Committee to have his Individual Account invested in whole percentages in the Investment Funds specified in Section 5.01, including his Company Matching Contribution Account (effective as of February 1, 1998). Such election shall be effective as soon as administratively feasible following the receipt of such election. Receipt of such election may be in the form of paper and/or electronic or telephonic media as determined by the Committee and communicated to the Participants and shall be presumed to be accurate. An election under this Section 5.03 shall only apply to amounts actually allocated to the Individual Account of the Participant. The direction of investments for current ongoing contributions shall be as determined pursuant to Section 5.02.

5.04 SPECIAL RULES AFFECTING OFFICERS AND DIRECTORS

Any Participant who is at any time designated by the Company to be an "Officer" or "Director" of Big Lots, Inc., within the meaning of the Securities and Exchange Act of 1934 and the rules thereunder promulgated (generally known as Section 16), shall be subject to the procedures from time to time adopted by the Committee for purposes of compliance with Section 16. All accounts, and all activity with respect to accounts of Participants who are designated "Officers" or "Directors" shall be restricted governed by such procedures, and no activity with respect to any account of such a Participant shall be permitted that does not comply with such procedures. To the extent that any provisions of this Plan create rights or privileges contrary to or greater than those permitted by the procedures adopted by the Committee, such rights or privileges shall be null and void with respect to Participants who are "Officers" and "Directors".

                                   ARTICLE VI

                                    ROLLOVERS

6.01 ROLLOVERS FROM OTHER PLANS

Any Associate who has had distributed to him a "qualified total distribution" (within the meaning of Section 402(a)(5)(E) of the Code, from a Defined Contribution Plan or a Defined Benefit Plan that meets the requirements of
Section 401(a) of the Code as a result of (i) termination of employment, (ii) plan termination, (iii) disability (or Disabled), or (iv) attaining age fifty-nine and one-half (59-1/2), may transfer the distribution received from such other plan, or from an individual retirement account into which such distribution has been transferred or rolled over, to the Trustee, provided the following conditions are met:

(a) In the case of a transfer directly from such a plan, the transfer occurs on or before the sixtieth day following his receipt of the distribution from the other plan and the amount transferred equals the amount of the total distribution he received from the other plan less the amount (if any) considered contributed by him in accordance with
         Section 401(e)(4)(D)(i) of the Code; or

(b) In the case of a rollover (or transfer) from such an individual retirement account, such rollover or transfer constituted a "rollover contribution" within the meaning of Section 4089d)(3)(a)(ii) of the Code.

Effective as of January 1, 2002, the Plan shall also accept rollovers and direct transfers of the following types of distributions:

(a) an annuity contract described in Section 403(b) of the Code, excluding after-tax employee contributions; and

(b) an eligible plan under Section 457(b) of the Code that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

The Committee shall develop such procedures, and may require such information from the Associate desiring to make such transfer, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Section and the Code.

Upon approval by the Committee, the amount transferred, which must consist of cash only, shall be deposited in the fund and shall be credited to the Associate's Rollover Account. Immediately prior to the transfer of such assets, the Associate shall give direction to the Committee as to how the amounts transferred are to be invested in the Investment Funds then available for investment under Section 5.01.

                                   ARTICLE VII

                       ALLOCATIONS TO INDIVIDUAL ACCOUNTS

7.01 INDIVIDUAL ACCOUNTS

The Committee shall establish and maintain an Individual Account in the name of the Participant to which the Committee shall credit all amounts allocated to each such Participant pursuant to Article III, Article IV and the following Sections of this Article VII. Each Individual Account shall be comprised of whichever of the following are applicable to a particular Participant: a Salary Deferral Account, a Matching Contribution Account, a Company Profit Sharing Contribution Account, and a Rollover Account. The Committee shall also maintain records to indicate the amount of each Participant's various accounts comprising his Individual Account invested in each Investment Fund.

7.02 ALLOCATION OF MATCHING CONTRIBUTIONS AND COMPANY PROFIT SHARING
     CONTRIBUTIONS

Matching Contributions shall be allocated as provided in Section 3.02. Company Profit Sharing Contributions (if any) shall be allocated, as of each December 31 Valuation Date, as provided in Section 3.04.

7.03 ALLOCATION OF INCOME

The Committee shall determine the Income for the period elapsed since the last preceding Valuation Date. Under the terms of this Plan, each Participant's Individual Account shall be valued and the Income determined on a daily basis. Such Income shall be allocated as of each Valuation date to the accounts of all participants and Former participants who maintain a credit balance in their Individual Account. Such allocation shall be made in relation to that portion of their Individual Accounts attributable to their Salary Deferral Account, Matching Contribution Account, Company Profit Sharing Contribution Account or Rollover Account.

7.04 TRUSTEE AND COMMITTEE JUDGMENT CONTROLS

In determining the fair market value of the Fund and of Individual Accounts, the Trustee and the Committee shall exercise their best judgment, and all such determinations of value (in the absence of bad faith) shall be binding upon all Participants and their Beneficiaries.

7.05 MAXIMUM ADDITIONS

Anything herein to the contrary notwithstanding, the total Annual Additions made to the Individual Account of a Participant for any Limitation Year, when combined with any similar Annual Additions credited to the Participant for the same period from any other qualified Defined Contribution Plan maintained by the employer, shall not exceed the lesser of:

(a) $30,000 or the specific amount, determined by the Commissioner of the Internal Revenue as of January 1, of each calendar year, to apply to the Limitation Year ending with or within that calendar year (for Plan Years beginning on and after January 1, 2002, $40,000 as adjusted for increases in the cost-of-living under Section 415(d) of the Code); or

(b) Twenty-five (25%) percent of the Participant's total compensation (under Section 415 of the Code) received from the Employer for such Limitation Year, (for Plan Years beginning on and after January 1, 2002, one hundred percent (100%) of the Participant's total compensation within the meaning of Section 415(c)(3) of the Code, but not taking into account contributions from medical benefits after Termination of Employment (within the meaning of Section 401(h) of the Code or Section 419A(f)(2) of the Code) that are otherwise treated as Annual Additions.

In the event a Participant is covered by one or more Defined Contribution Plans maintained by the Employer, the maximum Annual Additions as noted above shall be decreased in any other Defined Contribution Plan as determined necessary by the employer, prior to a reduction of this Plan, to ensure that all such plans will remain qualified under the Code.

7.06 CORRECTIVE ADJUSTMENTS

In the event that as of any Valuation Date corrective adjustments in the Annual addition to any Participant's Individual Account are required as the result of a reasonable error in estimating a Participant's total compensation, the following corrective adjustments shall be made in the following order of precedence:

(a) The Participant's unmatched Salary Deferral (plus attributable earnings) shall be reduced to ensure compliance with Section 7.05. Any affected Salary Deferral shall be used to offset Salary Deferral for the next Limitation Year (and succeeding Limitation Years as necessary) for that Participant.

(b) The Participant's matched Salary Deferral (plus attributable earnings) and his Matching Contributions (plus attributable earnings) shall be reduced to insure compliance with Section 7.05. Any affected Salary Deferral shall be used to offset Salary Deferral for the next Limitation year (and succeeding Limitation Years as necessary) for that Participant. Any affected Matching Contributions shall be used to reduce future Matching Contributions.

(c) The Participant's Company Profit Sharing Contributions shall be reduced to ensure compliance with Section 7.05. Any affected Company Profit Sharing Contributions shall be returned to the Employer.

7.07 DEFINED CONTRIBUTION AND DEFINED BENEFIT PLAN FRACTION

For Plan Years beginning prior to January 1, 2000, if a Participant is a participant in a Defined Benefit Plan maintained by the Employer, the sum of his defined benefit plan fraction and his defined contribution plan fraction for any Limitation Year may not exceed 1.0.

For purposes of this Section, the term "defined contribution plan fraction" shall mean a fraction, the numerator of which is the sum of all of the Annual Additions to the Participant's Individual Account under this Plan as of the close of the Limitation Year and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior Limitation Year of employment with the Employer:

(a)      the product of 1.25 multiplied by the dollar limitation described in
         Section 7.05(a) for such Limitation Year; or

(b)      the product of 1.4 multiplied by the amount calculated pursuant to
         Section 7.05(b) with respect to each individual under the Plan for such Limitation Year.

For purposes of this Section, the term, "defined benefit plan fraction" shall mean a fraction, the numerator of which is the Participant's projected annual benefit (as defined in the Defined Benefit Plan) determined as of the close of the Limitation Year and the denominator of which is the lesser of:

(a) the product of 1.25 multiplied by the dollar limitation in effect pursuant to Section 415(b)(1)(A) of the Code for such Limitation Year; or

(b) the product of 1.4 multiplied by the amount which may be taken into account pursuant to Section 415(b)(1)(B) of the Code with respect to each individual under the Plan for such Limitation Year.

The limitation on aggregate benefits from a Defined Benefit Plan and a Defined Contribution Plan that is contained in Section 2004 of ERISA, as amended, shall be complied with by a reduction (if necessary) in the Participant's benefits under that Defined benefit Plan (in accordance with the provisions of said plan) and his benefits herein shall not be affected by such aggregate limitation.

                                  ARTICLE VIII

                                  DISTRIBUTIONS

8.01 DISTRIBUTION UPON RETIREMENT, DISABILITY OR TERMINATION OF EMPLOYMENT

A Participant whose Termination of Employment is due to retirement, Disability, or for any other reason than death, shall be eligible to receive a distribution from the Plan determined as follows:

(a) If the Participant's termination is due to disability (or Disabled), the Participant shall receive the balance of his Salary Deferral Account, Rollover Account, Matching Contribution Account, and Company Profit Sharing Contribution Account, determined as of the Valuation Date coincident with his Termination of Employment Date (plus or minus gains or losses to the date the check is issued), less any withdrawals made on said Valuation Date. In addition, the Participant shall receive the Company Profit Sharing Contributions made for such Plan Year pursuant to Section 3.04, as of the December 31 Valuation Date immediately following the date on which his Disability occurred.

(b) If the Participant's termination is after the Participant's Normal Retirement Age, the Participant shall receive the balance of his Salary Deferral Account, Rollover Account, Matching Contribution Account and Company Profit Sharing Contribution Account, determined as of the Valuation Date coincident with his Termination of Employment date, less any withdrawals made on said Valuation Date. In addition, the Participant, if he retires on or after his Normal Retirement Age, shall receive the Company Profit Sharing Contributions made for such Plan Year, pursuant to Section 3.04, respectively, as of the December 31 Valuation Date immediately following the date on which his retirement occurs.

(c) If the Participant's termination is due to reason other than retirement, Disability, or death, the Participant shall receive the balance of his Salary Deferral Account, Rollover Account, and, in accordance with Section 8.01(d), the vested portion of his Matching Contribution Account, including Matching Contributions credited to the Participant's Matching Contributions Account since the prior Valuation Date, and Company Profit Sharing Contribution Account, determined as of the Valuation Date coincident with his Termination of Employment date, less any withdrawals made on said Valuation Date. The Participant shall not be entitled to an allocation of Company Profit Sharing Contributions, made pursuant to Section 3.04, for the period in which his Termination of Employment occurs.

(d) Upon the Termination of Employment of a Participant under Section 8.01(c), the Participant shall be vested in a percentage of the balance of his Matching Contribution Account and Company Profit Sharing Contribution Account, based on his years of Vesting Service at his date of termination, as follows:

Years of Vesting Service                    Vested Percentage of
     At Termination                              Account
------------------------                    ---------------------
      Fewer than 2                                  0%
      2                                            25%
      3                                            50%
      4                                            75%
      5 or more                                   100%

Notwithstanding the above, a participant shall be fully vested in his Matching Contribution Account and Company Profit Sharing Contribution Account upon attaining Normal Retirement Age. Any amount not so vested shall be held in the Participant's matching Contribution Account and Company Profit Sharing Contribution Account until the end of the Plan Year in which he separates from service, at which time it shall be treated as a distribution of $0 and forfeited.

Any amounts forfeited by a Participant pursuant to this Section shall be used to reduce future Matching Contributions made pursuant to Section 3.02 and Company Profit Sharing Contributions made pursuant to Section 3.04, or at the discretion of the Company, used to reduce Plan expenses.

The committee shall direct the Trustee to distribute to the Participant the amount determined above in accordance with Section 8.03 hereof.

8.02 DISTRIBUTION UPON DEATH

Upon the death of a Participant before Termination of Employment, the balance of such Participant's Individual Account, as of the Valuation Date coincident with the date of death of the Participant (plus or minus gains or losses to the date the check is issued), less any withdrawals made on said Valuation Date shall become payable and the Committee shall direct the Trustee to distribute to such Participant's Beneficiary such amount in accordance with Section 8.04 hereof. In addition, the Beneficiary shall be entitled to the Participant's allocation of the Company Profit Sharing Contributions, made for the current Plan Year pursuant to Section 3.04, as of the December 31 Valuation Date immediately following the date on which the Participant died.

8.03 COMMENCEMENT OF BENEFITS FOR TERMINATED, RETIRED AND DISABLED PARTICIPANTS

Any benefits payable under this Article shall be paid to a terminated, retired or Disabled Participant as soon as reasonably possible following the Participant's actual date of Termination of Employment.

If (i) the value of the Participant's Individual Account does not exceed $5,000, or (ii) the Participant agrees in writing, the Committee shall direct that the distribution be paid in a lump sum to such terminated, retired, or Disabled Participant. No other benefits of any type shall be payable to such former Participant or his Beneficiaries. If the value of the Participant's Individual Account exceeds $5,000, the Committee may not require a lump sum distribution without the written consent of the Participant.

If the value of the Participant's Individual Account (i) for Plan Years beginning before August 6, 1997, exceeds $3,500 (or exceeded $3,500 at the time of any prior Distribution, (ii) for Plan Years beginning after August 5, 1997 and for a distribution made prior to March 22, 1999, exceeds $5,000 (or exceeded $5,000 at the time of any prior distribution, and (iii) for Plan Years beginning after August 5, 1997 and for a distribution made after March 21, 1999, that either exceeds $5,000 or is a remaining payment under a selected optional form of payment that exceeded $5,000 at the time the selected payment began, and the Individual Account is immediately distributable, the Participants and the Participant's spouse (or survivor, if applicable) must consent in writing to any such distribution of said Individual Account.

For purposes of this Section, the value of a Participant's Individual Account shall be determined without regard to that portion of the Individual Account that is attributable to rollover contributions (and earnings thereon) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and
457(e)(16) of the Code.

The Committee shall provide to each such Participant whose consent is required no less than thirty (30) days and no more than ninety (90) days prior to the commencement of benefit payments, a written explanation of the material features and relative values of the forms of benefit under the Plan, and his right (if any) to defer receipt of the distribution. A Participant may elect to commence his distribution in less than thirty (30) days from the date he is provided with the explanation provided he is informed of his right to the thirty (30) day period. Provided, however, that the Participant's written consent to a distribution must not be made prior to the time he receives the written explanation and must not be made after ninety (90) days before benefit payments commence.

The distribution of a Participant's Individual Account under the Plan shall begin not later than the earlier of (1) or (2) where:

         (1) is the later of:

                  i. the sixtieth (60th) day after the close of the Plan Year in which occurs the latest of:

                              (A) the attainment by the Participant of Normal
                                  Retirement Age

                              (B) the fifth (5th) anniversary of the date on
                                  which the participant commenced participation in the Plan, or

                              (C) the termination of the Participant's service
                                  with the Employer;

                  ii. such date as the Participant may elect (but not earlier than the consent of a person if required above); or

         (2) is the April 1 of the calendar year following the later of:

                  i. the calendar year in which the Participant attains age 70-1/2, or

                  ii. the calendar year in which the Participant retires, provided that such Participant is not a five percent (5%) or more owner.

8.04 COMMENCEMENT OF BENEFITS TO A BENEFICIARY

Upon the death of a Participant, the benefits payable to his Beneficiary shall be paid as soon as reasonably possible after the Participant's date of death, in the manner specified in Section 8.05.

If the amount of the distribution is for more than $5,000, the Beneficiary may elect to defer the distribution but not beyond the date on which the Participant would have attained age seventy and one-half (70-1/2). If the Beneficiary is the spouse of the Participant and such spouse dies before payments occur, the distribution shall be made as if the spouse had been the Participant.

8.05 METHODS OF PAYMENT

All distributions from this Plan shall be paid as a lump sum distribution in cash or in kind (or in combination thereof) to a Participant or Beneficiary.

Effective for distributions beginning prior to December 1, 2001, at the election of the Participant or Beneficiary, distributions from this Plan shall be made in monthly, quarterly, or annual installments over a fixed period of time not to exceed the lesser of (i) ten (10) years, (ii) the life expectancy of the Participant, or (iii) the joint live and last survivor expectancy of the Participant and his designated Beneficiary. Furthermore, upon the written request of the Participant or Beneficiary (if applicable), the Committee shall accelerate payment of all or any portion of the Participant's unpaid Individual Account.

For purposes of this Section, distribution of the note evidencing a loan under
Section 9.04 shall be a "deemed" distribution of cash equal to the outstanding loan balance.

After December 31, 1992, any recipient of an "eligible rollover distribution" may elect, at the time and in the manner prescribed by the Committee, to have any portion of that distribution paid directly to any eligible retirement plan he designates.

         (3) Definitions

                  (a) "eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee, except (I) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more (II) any portion of the distribution required to be made under
                           Section 401(a)(9) of the Code, or (III) any hardship distribution described in Section 401(k)(2)(B)(i)(iv) of the Code received after December 31, 1998, or (IV) any portion of the distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (b) "eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                           Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, (effective for distributions made after December 31, 2001, an annuity contract described in Section 403(b) of the Code, and an eligible plan under Section 457(b) of the Code that is maintained by a state or political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and that agrees to separately account for amounts transferred into such plan from this Plan), or a qualified plan and trust described in Section 401(a) of the Code, that will accept the distributee's eligible rollover distribution. However, if the eligible rollover distribution is being made to a surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (c) "distributee" means an Associate or former Associate and, with respect to their interests only, the Associate's or former Associate's surviving spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

                  (d) "direct rollover" means a payment by the Plan to the eligible retirement plan specified by the distributee.

8.06 REEMPLOYMENT OF A TERMINATED PARTICIPANT

A terminated Participant who terminates employment with the Company or Employer with less than a one hundred (100%) vested interest in his Matching Contribution Account and/or Company Profit Sharing Contribution Account, who received a distribution of his vested interest, and who resumes employment with the

Employer prior to incurring five (5) consecutive one year Breaks in Service, may repay such distribution from the said Accounts and receive the vested value of his said Accounts (including previously forfeited amounts) based on his total years of Vesting Service when he again terminates employment (including Vesting Service prior to termination). Repayment hereunder must be made by the earlier of the five 95) years from the date of reemployment or a period of five (5) consecutive one year Breaks in Service. A Participant who terminated with a zero percent (0%) vested interest in his Matching Contribution Account and/or Company Profit Sharing Contribution Account, and who resumes employment with the Employer prior to incurring five (5) consecutive Breaks in Service, shall receive the vested value of said Accounts (including previously forfeited amounts) based on his total years of Vesting Service when he again terminates employment (including years of Vesting Service prior to termination).

Restoration of forfeited amounts will come from forfeitures in the year in which the Participant makes repayment under this Section and, to the extent such forfeitures are not sufficient, from a special Employer contribution.

A terminated Participant who is reemployed and again becomes a Participant after incurring five (5) or more consecutive one year Breaks in Service shall not be allowed to repay any amount distributed to him and shall not have any amount forfeited restored to his Matching Contribution Account and/or Company Profit Sharing Contribution Account.

8.07 PAYMENTS TO MINORS AND INCOMPETENTS

In case any person entitled to receive payment under the Plan shall be a minor, the Committee, in its discretion, may dispose of such amount in any one or more of the following ways:

(a)      By payment thereof directly to such minor;

(b)      By application thereof for benefit of such minor; or

(c) By payment thereof to either parent of such minor or to any adult person with whom such minor may at the time be living or to any person who shall legally be qualified and shall be acting as guardian of the person or the property of such minor; provided only that the parent or adult person to whom any amount shall be paid shall have advised the Committee in written affidavit that he will hold or use such amount for the benefit of such minor.

In the event that it shall be found that a person entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefore shall have been made by a duly qualified person or other legal representative), such payment may be made to the spouse, son, daughter, parent, brother, sister or other person deemed by the Committee to have incurred expense for such person otherwise entitled to payment.

8.08 REQUIRED DISTRIBUTIONS FOR ACTIVE PARTICIPANTS

Distributions of an active Participant's Individual Account must commence no later than (i) the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2), or (ii) the date on which the Participant terminates employment with the Employer; provided, however, that
(ii) above shall not apply to a Participant who is a five percent (5%) or more owner. For distributions to a Participant who is a five percent (5%) or more owner, they shall be made in a lump sum in cash or in kind as of April 1 (for the initial distribution) and as of each December 1 thereafter.

For a Participant who is not a five percent (5%) or more owner, the Participant may elect to commence receiving benefits under (i) above in a manner described in Section 8.05; provided, however, that a Participant may elect to receive the minimum required distribution as determined under regulations issued by the Secretary of the Treasury, of his delegate, under (i) above and upon actual Termination of Employment with the Employer, elect a manner of distribution as described in Section 8.05. Such election shall be made on a form and in a manner as prescribed by the Committee.

All distributions required under this Section shall be determined and made in accordance with the Income Tax Regulations under Section 401(a)(9) of the Code including the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of said Regulations.

Notwithstanding any provisions of the Plan to the contrary with respect to distributions under the Plan made for Plan Years beginning on and after January 1, 2002, the Plan shall apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) of the Code as proposed in January 2001. This shall continue in effect until the last day of the last calendar year beginning before the effective date of the final regulations under Section 401(a)(9) of the Code, or at such other days as may be specified in guidance published by the Internal Revenue Service.

8.09 UNCLAIMED BENEFITS

If, after diligent effort, a Participant, spouse or Beneficiary who is entitled to a distribution cannot be located as of the date such distribution was to commence, the distributable Individual Account balance shall be forfeited and used to reduce the Employer's Matching Contributions. Provided, however, that any such forfeited amounts shall be reinstated and become payable if a claim is made by the Participant or Beneficiary for such Individual Account. The Committee shall prescribe uniform and nondiscriminatory rules for implementing this provision.

8.10 ACCOUNT VALUATION

The Plan and its Investment Funds shall be valued on a daily basis and in a manner consistent with acceptable practices in the industry.

8.11 TERMINATION OF EMPLOYMENT DUE TO MERGER, CONSOLIDATION, OR SPINOFF

Effective as of December 31, 2001, in the event a Participant in this Plan terminates employment with the Employer by reason of merger, consolidation or spinoff of the Employer as an Affiliate of the Company, but continues to work for the Employer after said merger, consolidation or spinoff, such termination shall be deemed to be a Termination of Employment for purposes of this Plan.

                                   ARTICLE IX

                                   WITHDRAWALS

9.01 WITHDRAWALS GENERALLY

A Participant may make application to the Committee for withdrawal of all or a portion of those of his Individual Accounts specified in Section 9.02 or 9.03 without Termination of Employment with the Employer, but only in such amounts and under such conditions as specified in such Sections. Withdrawals may be made only in cash.

Notwithstanding the above paragraph, a Participant may withdraw a portion of his Rollover Account at any time. Such withdrawal shall be limited to the balance in his Rollover Account as of the Valuation Date immediately preceding the date of such withdrawal. Any withdrawal from the Participant's Rollover Account will be made proportionately from the Investment Funds in which his Rollover Account in invested.

9.02 HARDSHIP WITHDRAWAL

Except as otherwise provided in this Section, upon proper application by a Participant to the Committee, the Committee in its sole discretion may permit the Participant to withdraw a portion of the balance of his Salary Deferral Account, other than Income allocated to such Account, determined as of the Valuation Date coincident with the date of application.

The reason for such withdrawal must be to enable the Participant to meet unusual or special situations in his financial affairs resulting in immediate and heavy financial needs of the Participant. Such situations shall be limited to:

(a) medical expenses (described in Section 213(d) of the Code) incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in Section 152 of the Code);

(b) purchase (excluding mortgage payments) of a principal residence for the Participant;

(c) payment of tuition for the next semester or quarter of post-secondary education for the Participant, his or her spouse, children, or dependents;

(d) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

(e) any additional items that may be added to the list of deemed immediate and heavy financial needs by the Commissioner of the Internal Revenue through publication of rulings, notices, and other documents of general applicability.

Any withdrawal hereunder may not exceed the amount required to meet the immediate financial need created, and provided further that such amount must not be reasonable available from other resources of the Participant. In granting or refusing any request for withdrawal or in shortening the notice period, the Committee shall apply uniform standards consistently and such discretionary powers shall not be applied so as to discriminate in favor of officers, stockholders, or Highly Compensated Employees.

The withdrawals under this Section shall in no way affect the Participant's continued participation in this Plan except by the reduction in account balances caused by such withdrawals and except as provided below.

If a Participant withdraws Salary Deferral pursuant to the provisions of this Section, the following shall apply:

(a) A withdrawal may be made pursuant to this Section only after the Participant has obtained all distributions other than hardship distributions, including withdrawals available pursuant to Section 9.01, loans pursuant to Section 9.04, all other nontaxable loans available under all other plans maintained by the Employer.

(b) Salary Deferral under this Plan shall be suspended until the Entry Date that is at least twelve (12) months (for hardship withdrawals made after December 31, 2001, at least six (6) months) after receipt of the withdrawal of Salary Deferral pursuant to this Section.

(c) The dollar limitation provided for in Section 3.01 for the taxable year of the Participant following the taxable year of withdrawal pursuant to this Section shall be reduced by the Participant's Salary Deferral and other elective contributions for the taxable year of the participant during which the withdrawal pursuant to this Section is taken.

Any withdrawal shall be made proportionately from the Investment Funds in which the Participant's Salary Deferral is invested.

9.03 WITHDRAWALS AFTER AGE 59-1/2

Once the Participant reaches age fifty-nine and one-half (59 1/2) he may apply for a withdrawal of any portion of the vested balance of his Individual Account. Any such withdrawal will be made first from the Participant's Rollover Account; second from his Salary Deferral Account; third, from his Matching Contribution Account; and, lastly, from his Company Profit Sharing Contribution Account. The withdrawal from any of these Accounts shall be made proportionately from the Investment Funds in which such Accounts are invested.

9.04 PARTICIPANT LOANS

The Committee is hereby authorized to establish and administer a loan program and to establish rules and procedures for such loan program. Such rules, which are incorporated herein by reference, shall meet all the pertinent requirements of the Code and ERISA, as amended, and shall be interpreted, wherever possible, to comply with the terms of said laws, as amended, and all formal regulations and rulings issued thereunder.

                                    ARTICLE X

                                     FUNDING

10.01 CONTRIBUTIONS

Contributions by the Employer and by the Participants as provided for in Article III shall be paid over to the Trustee. All contributions by the Employer to the Fund shall be irrevocable, except as herein provided, and may be used only for the exclusive benefit of the Participants, Former Participants, and their Beneficiaries.

10.02 TRUSTEE

The Company has entered into an agreement with the Trustee whereunder the Trustee will receive, invest and administer as a trust fund contributions made under this Plan in accordance with the Trust Agreement.

Such Trust Agreement is incorporated by reference as a part of the Plan, and the rights of all persons hereunder are subject to the terms of the Trust Agreement. The Trust Agreement specifically provides, among other things, for the investment and reinvestment of the Fund and the income thereof, the management of the Fund, the responsibilities and immunities of the Trustee, removal of the Trustee and appointment of a successor, accounting by the Trustee and the disbursement of the assets of the Fund.

The Trustee shall, in accordance with the terms of such Trust Agreement, accept and receive all sums of money paid to it from time to time by the Employer, and shall hold, invest, reinvest, manage and administer such moneys and the increment, increase, earnings and income thereof as a trust fund for the exclusive benefit of the Participants, Former Participants and their Beneficiaries or the payment of reasonable expenses of administering the Plan.

10.03 FUNDING POLICY

The Committee shall periodically establish and adopt procedures necessary for implementing a funding policy(ies) by reviewing the recommendations of the consultants selected by it, if any, and defining the actions necessary to implement a funding policy complying with Title I, Part 3 of ERISA , as amended. A written record shall be made of the actions taken to adopt and implement the funding policy(ies), including the reasons for such decisions.

                                   ARTICLE XI

                                   FIDUCIARIES

11.01 GENERAL

Each Fiduciary who is allocated specific duties or responsibilities under the Plan or any Fiduciary who assumes such a position with the Plan shall discharge his duties solely in the interest of the Participants, Former Participants, and Beneficiaries and for the exclusive purpose of providing such benefits as stipulated herein to such Participants, Former Participants and Beneficiaries, or defraying reasonable expenses of administering the Plan. Each Fiduciary, in carrying out such duties and responsibilities, shall act with the care, skill, prudence, and diligence under the circumstance then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in exercising such authority or duties.

A Fiduciary may serve in more than one Fiduciary capacity and may employ one or more persons to render advice with regard to his Fiduciary responsibilities. If the Fiduciary is serving as such without compensation, all expenses reasonably incurred by such Fiduciary shall be paid from the Fund or, at the Company's discretion, by the Employer.

A Fiduciary may delegate any of his responsibilities for the operation and administration of the Plan. In limitation of this right, the Committee may not allocate any responsibilities as contained herein relating to the management or control of the Fund except through the employment of an investment manager as provided in Section 11.03 and in the Trust Agreement relating to the Fund. However, the Committee may delegate to one or more persons or institutions certain administrative functions pursuant to a written agreement between said person(s) and/or institutions and the Committee.

11.02 COMPANY

The Company established and currently maintains this Plan for the exclusive benefit of its Associates and the Associates of the other Employers and of necessity retains control of the operation and administration of the Plan. The Company, in accordance with specific provisions of the Plan, has as herein indicated, delegated certain of these rights and obligations to the Trustee, and the Committee and these parties shall be solely responsible for these, and only these, delegated rights and obligations.

The Employer shall supply such full and timely information for all matters relating to the Plan as (a) the Committee, (b) the Trustee, and (c) the accountant engaged on behalf of the Plan by the Company may require for the effective discharge of their respective duties.

11.03 TRUSTEE

The Trustee shall be retained as a directed Trustee as defined under Section 403(a) of ERISA in accordance with the Trust Agreement, shall have exclusive authority and discretion to manage and control the Fund, except that the Committee may in its discretion employ at any time and from time to time an investment manager (as defined in Section 3(38) of ERISA, as amended) to direct the Trustee with respect to all or a designated portion of the assets comprising the Fund.

11.04 ADMINISTRATIVE COMMITTEE

The Board of the Company shall appoint a committee of not less than three (3) persons to hold office for the pleasure of the Company, such committee to be known as the Committee. No compensation shall be paid to members of the Committee from the Fund for service on such Committee. The Committee shall choose from among its members a chairman and a secretary. Any action of the Committee shall be determined by the vote of a majority of its members. Either the chairman or the secretary may execute any certificate or written direction on behalf of the Committee.

The Committee shall hold meetings upon such notice, as such place and at such time as the Committee may from time to time determine. Meetings shall be called by the chairman or any two (2) members of the Committee. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business.

In accordance with the provisions hereof, the Committee has been delegated certain administrative functions relating to the Plan with all powers necessary to enable it properly to carry out such duties. The Committee shall have no power in any way to modify, alter, add to or subtract from, any provisions of the Plan. The Committee shall have the power to construe the Plan and to determine all questions that may arise thereunder relating to (a) the eligibility of the individuals to participate in the Plan and, (b) the amount of benefits to which any Participant, Former Participant or Beneficiary may become entitled hereunder. All disbursements by the Trustee, except for the ordinary expenses of administration of the Fund or the reimbursement of reasonable expenses at the direction of the Company, as provided herein, shall be made upon, and in accordance with, the written directions of the Committee. When the Committee is required in the performance of its duties hereunder to administer or construe, or to reach a determination, under any of the provisions of the Plan, it shall do so on a uniform, equitable and nondiscriminatory basis.

The Committee shall establish rules and procedures to be followed by the Participants, Former Participants, and Beneficiaries in filing applications for benefits and for furnishing and verifying proofs necessary to establish age, Vesting Service, and any other matters required in order to establish their rights to benefits in accordance with the Plan. Additionally, the Committee shall establish accounting procedures for the purpose of making the allocations, valuations and adjustments to the Participants' accounts. Should the Committee determine that the strict application of its accounting procedures will not result in an equitable and nondiscriminatory allocation among the accounts of Participants, it may modify its procedures for the purpose of achieving an equitable and nondiscriminatory allocation in accordance with the general concepts of the Plan, provided however that such adjustments to achieve equity shall not reduce the vested portion of a Participant's interest.

The Committee may employ such counsel, accountants, and other agents as it shall deem advisable. The Committee may also engage the services of an Investment Manager(s) as defined in Section 3(38) of ERISA, each of whom shall have the power and authority to manage, acquire or dispose (or direct the Trustees with respect to acquisition or disposition) of any Plan asset under its control. The Company shall pay, or cause to be paid from the Trust Fund (or from the Employer is so determined by the Committee), the compensation of such counsel, accountants, and other agents and any other expenses incurred by the Committee in the administration of the Plan and Trust.

The Committee shall also have the authority and discretion to engage such person(s) or institutions to perform, without discretionary authority or control, certain administrative functions within the framework of policies, interpretations, rules, practices, and procedures made by the Committee or other Fiduciary. Any action made or taken by such person(s) or institutions may be appealed by an affected Participant to the Committee in accordance with the claims review procedures provided in Section 11.05. Any decisions requiring interpretation of this Plan's provisions that have not previously been made by the Committee shall be made only by the Committee.

11.05 CLAIMS PROCEDURES

The Committee shall receive all applications for benefits. Upon receipt by the Committee of such an application, it shall determine all facts that are necessary to establish the right of an applicant to benefits under the provisions of the Plan and the amount thereof as herein provided. Upon request, the Committee will afford the applicant the right of a hearing with respect to any finding of fact or determination. The applicant shall be notified in writing of any adverse decision with respect to his claim within 90 days after its submission. The notice shall be written in a manner calculated to be understood by the applicant and shall include:

(a)      The specific reasons(s) for the denial;

(b) Specific references to the pertinent Plan provisions on which the denial is based;

(c) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation of why such material or information is necessary; and (d) An explanation of the Plan's claim review procedures.

If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefore shall be furnished to the claimant before the end of the 90 day period. In no event shall such extension exceed 90 days.

In the event a claim for benefits is denied or if the applicant has had no response to such claim within 90 days of its submission (in which case the claim for benefits shall be deemed to have been denied), the applicant or his duly authorized representative, at the applicant's sole expense, may appeal the denial to the Committee within 60 days of the receipt of written notice of denial or 60 days from the date such claim is deemed to be denied. In pursuing such appeal the applicant or his duly authorized representative:

(a)      May request in writing that the Committee review the denial;

(b)      May review pertinent documents; and

(c)      May submit issues and comments in writing.

The decision on review shall be made within 60 days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original 60 day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provisions of the Plan on which such denial is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review.

11.06 RECORDS

All acts and determinations of the Committee shall be duly recorded by the secretary thereof and all such records together with such other documents as may be necessary in exercising its duties under the Plan shall be preserved in the custody of such secretary. Such records and documents shall at all times be open for inspection and for the purpose of making copies by any person designated by the Company. The Committee shall provide such timely information, resulting from the application of its responsibilities under the Plan, as needed by the Trustee and the accountant engaged on behalf of the Plan by the Company, for the effective discharge of its duties.

                                   ARTICLE XII

                     AMENDMENT AND TERMINATION OF THE PLAN

12.01 AMENDMENT OF THE PLAN

The Company shall have the right at any time by action of the Board to modify, alter or amend the Plan in whole or in part; provided, however, that the duties, powers and liability of the Trustee hereunder shall not be increased without its written consent; and provided, further, that the amount of benefits that, at the time of any such modification, alteration or amendment, shall have accrued for any Participant, Former Participant or Beneficiary hereunder shall not be adversely affected thereby; and provided, further, that no such amendment shall have the effect of reverting in the Employer any part of the principal or income of the Fund. No amendment to the Plan shall decrease a participant's account balance or eliminate an optional form of distribution, except as otherwise provided by law and this Plan.

12.02 TERMINATION OF THE PLAN

The Company expects to continue the Plan indefinitely, but continuance is not assumed as a contractual obligation and each Employer reserves the right at any time by action of its Board to terminate the Plan as applicable to itself. If an Employer terminates or partially terminates the Plan or permanently discontinues its contributions at any time, each Participant affected thereby shall be then vested with the amount to the credit in his Individual Account.

In the event an Employer terminates its participation in the Plan, the Committee shall value the Fund as of the termination of participation date. That portion of the Fund applicable to any Employer for which the Plan has not been terminated shall be unaffected. That portion of the Fund applicable to the Employer for which the Plan has been terminated will be treated in one of the following ways, as determined by the Committee:

(a) The Individual Accounts of the Participants, Former Participants, and Beneficiaries shall continue to be administered as a part of the Fund; or

(b) The Individual Accounts of active Participants may be transferred to another plan of the Employer who terminated participation in the Plan if such Plan is qualified under Section 401(a) of the Code; or

(c) The Individual Accounts of active Participants may be distributed to them in a lump sum if (i) no successor plan is established that is qualified under Section

         401(a) of the Code, or (ii) the termination of the Employer in the Plan results from the sale of a subsidiary, or a sale of substantially all of the Employer's assets used in a trade or business.

12.03 RETURN OF CONTRIBUTIONS

Contributions made to this Plan by the Employer shall be returned to the Employer under the following circumstances:

(a) All contributions made to this Plan are conditioned upon the Employer obtaining a deduction under Section 404 of the Code in an equal amount for the Employer's taxable year ending with or within the Plan Year for which the contribution is made. If all or any portion of the Employer's contribution is not deductible under Section 404 of the Code for such year, the amount so determined to be nondeductible shall be returned to the Employer within one year of the disallowance of the deduction by the Internal Revenue Service.

(b) At the direction of the Employer, a contribution made by the Employer due to a mistake of fact shall be returned to the Employer if the Committee so determines that such mistake existed at the time of the contribution, provided that the contribution is returned to the Employer within 12 months of the date it was made to the Fund.

(c) All contributions made to this Plan are conditioned upon initial qualification of the Plan under Section 401(a) of the Code, but only if the application for qualification is made by the time prescribed by law for the filing of the Employer's tax return for the taxable year in which the Plan is adopted. If the Plan fails to qualify under Section 401(a) of the Code, all amounts contributed during the time the Plan failed to qualify shall be returned to the Employer within one year after the date of the denial of the initial qualification of the Plan by the Internal Revenue Service.

                                  ARTICLE XIII

              PROVISIONS RELATIVE TO EMPLOYERS INCLUDED IN THE PLAN

13.01 METHOD OF PARTICIPATION

Any Affiliate, with the approval of the board, by appropriate action of its own board of directors, may become a party to the Plan, by adopting the Plan for its Associates. Any Affiliate that becomes a party to the Plan shall thereafter promptly deliver to the Trustee provided for in Article X hereof a certified copy of the resolutions or other documents evidencing its adoption of the Plan or a similar plan and also a written instrument showing the Board's approval of such Affiliate's becoming a party to the Plan.

13.02 WITHDRAWAL

Any one or more of the Employers included in the Plan may withdraw from the Plan at any time by giving six months advance notice in writing of its or their intention to withdraw to the Board and the Committee (unless a shorter notice shall be agreed to by the Board).

Upon receipt of notice of any such withdrawal, the Committee shall certify to the Trustee the equitable share of such withdrawing Employer in the Fund, as applicable, to be determined by the Committee. The Trustee shall thereupon set aside from the Fund then held by it such securities and other property as it shall, in its sole discretion, deem to be equal in value to such equitable share. If the Plan is to be terminated with respect to such Employer, the amount set aside shall be dealt with in accordance with the provisions of Section
12.02. If the Plan is not to be terminated with respect to such Employer, the Trustee shall turn over such amount to such trustee as may be designated by such withdrawing Employer, and such securities and other property shall thereafter be held and invested as a separate trust, and shall be used and applied according to the terms of the new agreement and declaration of trust between the Employer and the trustee so designated.

Neither the segregation of the Fund assets upon the withdrawal of an Employer, nor the execution of a new agreement and declaration of trust pursuant to any of the provisions of this Section, shall operate to permit any part or the corpus or income of the fund to be used for or diverted to purposes other than for the exclusive benefit of Participants, Former Participants and Beneficiaries.

                                   ARTICLE XIV

                                  MISCELLANEOUS

14.01 GOVERNING LAW

The Plan shall be construed, regulated and administered according to the laws of the State of Ohio, except in those areas preempted by the laws of the United States of America.

14.02 CONSTRUCTION

The headings and subheadings in the Plan have been inserted for convenience of reference only and shall not affect the construction of the provisions hereof. In any necessary construction the masculine shall include the feminine and the singular shall include the plural, and vice versa.

14.03 ADMINISTRATION EXPENSES

The expenses of administering the Fund and the Plan, to the extent provided by law, shall be paid for from the Fund, unless the Company directs that the expense (or any part of them) be paid by the Employer. The Trustee, investment manager and recordkeeper shall receive reasonable compensation as may be agreed upon from time to time between the Company (or the Committee) and such service provider(s).

14.04 PARTICIPANT'S RIGHTS

No Participant in the Plan shall acquire any right to be retained in the Employer's employ by virtue of the Plan, nor upon his dismissal, or upon his voluntary Termination of Employment, shall he have any right or interest in and to the Fund other than as specifically provided for herein. The Employer shall not be liable for the payment of any benefit provided for herein; all benefits hereunder shall be payable only from the Fund.

14.05 SPENDTHRIFT CLAUSE

To the extent permitted by law, none of the benefits, payments, proceeds, or distributions under this Plan shall be subject to the claim of any creditor of the Participant, Former Participant, or any Beneficiary hereunder or to any legal process

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by any creditor of such Participant, Former participant, or any such beneficiary. Neither shall such Participant, Former Participant or any such Beneficiary have any right to alienate, commute, anticipate, or assign any of the benefits, payments, proceeds or distributions under this Plan. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985, under which payments have commenced prior to such date. The rights of an "alternate payee" as such term is defined in Section 414(p) of the Code, with respect to the amount assigned by a qualified domestic relations order pursuant to the preceding sentence shall be limited to those provided for in Section 14.11 below.

14.06 MERGER, CONSOLIDATION, OR TRANSFER

In the event of the merger or consolidation of the Plan with another plan or transfer of assets or liabilities from the Plan to another plan, each then Participant, Former Participant or Beneficiary shall not, as a result of such event, be entitled on the day following such merger, consolidation or transfer under the termination of the Plan provisions to a lesser benefit than the benefit he was entitled to on the date immediately prior to the merger, consolidation or transfer if the Plan had then terminated.

14.07 COUNTERPARTS

The Plan and the Trust Agreement may be executed in any number of counterparts, each of which shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

14.08 LIMITATION OF LIABILITY

Neither the Company, any Employer, the Committee members nor any Associate or director of the Company or any employer shall incur any liability individually or on behalf of other individuals or on behalf of the Company for any act or failure to act unless such act or failure to act constitutes a lack of good faith, willful misconduct or gross negligence in relation to the Plan or Fund.

14.09 INDEMNIFICATION

The Committee members and any Associate, officer, or director of the Company or any Employer shall be indemnified by the Fund, or at the election of the Company, by the Company against any and all liabilities arising by reason of any act or failure to act in relation to the Plan or Fund unless such act or failure to act is due to his own gross negligence or willful misconduct or lack of good faith in relation to the Plan or Fund. Such indemnification shall include without limitation, expenses reasonable incurred in the defense of any claim relating thereto, attorney and legal

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fees and amounts paid in any settlement or compromise; provided, however, that the foregoing shall be of no force and to the extent that it is not permitted by applicable law. To the extent the Fund assets are insufficient or if indemnification is not permitted by applicable law, the Company shall then be responsible for such indemnification. The indemnification provided by this Section shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be a director, officer, member, agent or Associate of the Committee or an officer, director, or Associate of the Company and shall inure to the benefit of his heirs and representatives.

14.10 COMPLIANCE WITH EMPLOYEE RETIREMENT INCOME SECURITY ACT (ERISA) OF 1974

Anything herein to the contrary notwithstanding, nothing above or any other provision contained elsewhere in the Plan shall relieve a Fiduciary or other person of any responsibility or liability for an responsibility, obligation or duty imposed upon him pursuant to Title I, Part 4 of ERISA, as amended. Furthermore, anything in this plan to the contrary notwithstanding, if any provision of this Plan is voided by Section 410 or 411 of ERISA, such provision(s) shall be of no force and effect only to the extent that it is voided by such Section.

14.11 PAYMENT TO ALTERNATE PAYEE

If Section 14.05 applies, the account of the alternate payee shall be established and administered in the following manner:

(a) Unless otherwise specified, an account shall be established in the name of the alternate payee by transferring the necessary assets from the Individual Account of the Participant to the account of the alternate payee proportionately from each Investment Fund.

(b) The account of the alternate payee will share in the allocation of adjustments pursuant to Section 7.03.

(c) The alternate payee shall be eligible to receive benefits from the Plan at the same time the Participant would become eligible to receive benefits from the Plan pursuant to Article VIII. However, the alternate payee may choose to receive an immediate lump sum.

(d) The alternate payee shall be permitted to make investment elections pursuant to Section 5.03.

(e) The alternate payee shall not be permitted to make any withdrawals or loans as provided in Article IX.

14.12 SECURITIES VOTING RIGHTS

With respect to all securities (including Company Stock) held by the Trustee under the terms of the Plan, voting and all other rights incident thereto shall be exercised by the Trustee, but only to the extent as specifically directed by the Committee.

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14.13 APPROVED ALTERNATIVE METHODS OF WRITTEN ELECTIONS BY PARTICIPANTS

Notwithstanding any provision in this Plan to the contrary, Salary Deferral arrangements and changes and modifications thereto, investment elections, changes or transfers, loans, withdrawals, and any other decision or election by a Participant (or Beneficiary) under this Plan may be accomplished by electronic or telephonic means that are not otherwise prohibited by law and that are in accordance with procedures and/or systems approved or arranged by the Committee or its delegates.

14.14 MISTAKEN CONTRIBUTIONS AND ALLOCATIONS

If, after the Employer's contribution has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an Associate who should have been considered a Participant) who should have been entitled to share in such contribution, receives no allocation or received an allocation that was less than he should have received, the Company may, at its election and in lieu of reallocating such contribution, make a special make-up contribution for the Individual Account of such Participant in an amount sufficient to provide the same addition to the Individual Account as the Participant should have received. Similarly, if a Participant received an allocation that was more than the Participant should have received (or an Associate was inappropriately included in the Plan), the Company, at its election, may reallocate such contribution, offset other Company contributions against such allocation, or use such allocation to pay Plan expenses.

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                                   ARTICLE XV

                                 TOP HEAVY PLAN

15.01 REQUIREMENTS

Notwithstanding anything in this Plan to the contrary, if this Plan when combined with all other plans required to be aggregated pursuant to Section 416 of the Code is deemed to be Top Heavy for any Plan Year, the following shall apply to such Plan Year and all future Plan Years:

(a) Regardless of hours worked, each active Participant who is not a Key Employee shall be entitled to a minimum allocation of contributions (excluding Salary Deferral equal to the lesser if (i) three percent of the Participant's Compensation for the Plan Year; or (ii) the highest percentage of compensation contributed on behalf of a Key Employee (including Salary Deferral contributions).

(b)      The multiplier of 1.25 in Section 7.07 shall be reduced to 1.0 unless
         (i) all plans required or permitted to be aggregated pursuant to
         Section 416 of the Code, when aggregated are 90% or less Top Heavy, and
         (ii) the minimum accrued benefit referenced in Section 15.01(a) above is modified by substituting such minimum accrued benefit with the applicable minimum accrued benefit as provided in the Big Lots, Inc. Amended and Restated Defined Benefit Pension Plan.

Effective for Plan Years beginning after December 31, 2001, the Top Heavy requirements of Section 416 of the Code and therefore the requirements of this
Article XV shall not apply in any Plan Year beginning on and after January 1, 2002 that meets the requirements of section 401(k)(12) of the Code and matching contributions that meet the requirements of Section 401(k)(11) of the Code.

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                                   ARTICLE XVI

                              ADOPTION OF THE PLAN

As evidence of its adoption of the Plan, the Company has caused this instrument to be signed by its officers duly authorized, and its corporate seal to be affixed hereto this 26th day of February, 2002.

ATTEST:                                                           BIG LOTS, INC.

BY: /s/Charles W. Haubiel II                        BY: /s/ Albert J. Bell
    --------------------------                          ------------------------

   Vice President, General

ITS: Counsel and Secretary                          ITS: Vice Chairman

SEAL

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